                        THE HARTFORD MUTUAL FUNDS, INC.
                         PROSPECTUS--SEPTEMBER 30, 1998
                      CLASS A, CLASS B AND CLASS C SHARES

The Hartford Mutual Funds, Inc. (the "Company") is an open-end management investment company comprised of twelve diversified investment portfolios (each a "Fund" and together the "Funds"). The Funds, which have different investment objectives and policies, are listed below:

         HARTFORD FUND                     GOAL                                     INVESTMENT STYLE
--------------------------------  -----------------------  -------------------------------------------------------------------
Small Company                     Growth of capital        Equity: Invests primarily in stocks of companies with market capitalizations within the range represented by the Russell 2000
                                                           Index; portfolio is broadly diversified across industries.
Capital Appreciation              Growth of capital        Equity: Invests in small, medium and large companies; portfolio is comprised primarily of a blend of growth and value stocks and is broadly diversified across industries.
MidCap                            Growth of capital        Equity: Invests primarily in high quality U.S. companies with market capitalizations within the range represented by the Standard
                                                           & Poor's MidCap 400 Index; portfolio is broadly diversified across industries which are expected to grow faster than the overall economy.
International Opportunities       Growth of capital        International Equity: Invests primarily in large, high-quality non-
                                                           U.S. companies in established markets, and on a limited basis, in smaller companies and emerging markets; portfolio is broadly diversified across industries and countries.
Global Leaders                    Growth of capital        Equity: Invests primarily in high-quality U.S. and non-U.S. growth companies; portfolio is broadly diversified across industries and companies, and under normal market conditions will be diversified across at least five countries, one of which will be the U.S.
Stock                             Growth of capital        Equity: Invests primarily in large, high quality U.S. companies;
                                                           portfolio is broadly diversified across industries which are expected to grow faster than the overall economy.
Growth and Income                 Growth of capital,       Equity: Invests primarily in equity securities with earnings growth
                                  current income           potential and steady or rising dividends; portfolio is broadly diversified across industries.
Dividend and Growth               High level of income,    Equity: Invests primarily in large, well-known U.S. companies that
                                  growth of capital        have historically paid above average dividends and have the ability to sustain and potentially increase dividends; portfolio is broadly diversified across industries.
Advisers                          Long-term total return   Asset Allocation: Invests in a mix of stocks, bonds and money market instruments; portfolio assets are allocated gradually among the asset classes based upon the portfolio managers' view of the economy and valuation of the market sectors; short term market timing is not used.
High Yield                        High current income,     Bond: Invests primarily in high yield, non-investment grade bonds.
                                  growth of capital is a
                                  secondary objective
Bond Income Strategy              High level of income,    Bond: Invests primarily in investment grade bonds; up to 30% may be
                                  total return             invested in the highest quality tier of the high yield rating category.
Money Market                      Maximum current income   Money Market: Invests in money market instruments and seeks to
                                  consistent with          maintain a stable share price of $1.00.
                                  preservation of capital

--------------------------------------------------------------------------------
An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. While the Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Fund will achieve this goal.

The High Yield Fund invests primarily in high yield debt securities that are rated below investment grade and are considered speculative. These securities are also known as "junk bonds" and may have greater price volatility and greater risk of loss of principal and interest than investments in higher rated debt securities.

This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Please read and keep this Prospectus for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") in a statement of additional information dated September 30, 1998 ("SAI"), which is incorporated by reference into this Prospectus. To obtain a copy of the SAI without charge, call 1-888-843-7824, or write to The Hartford Mutual Funds, Inc., P.O. Box 8416, Boston, MA 02266-8416.
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Mutual fund shares are not deposits or obligations of, or guaranteed by, any bank or other depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risk, including the possible loss of the principal amount invested.
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  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
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 2                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investor Expenses...........................................    3
Financial Highlights........................................    6
Introduction to The Hartford Mutual Funds...................   14
Investment Objectives and Styles of the Funds...............   14
Common Investment Policies and Risk Factors.................   18
Performance of the Funds....................................   24
About Your Account..........................................   27
  How to Buy Shares.........................................   27
  Purchase Considerations...................................   33
  Special Investment Programs and Privileges................   34
  How to Redeem Shares......................................   35
  How to Exchange Shares....................................   36
  Determination of Net Asset Value..........................   37
  Shareholder Account Rules and Policies....................   37
  Investor Information Services.............................   38
Management of The Funds.....................................   38
Dividends, Capital Gains and Taxes..........................   41
Ownership and Capitalization of the Company.................   42
General Information.........................................   42
Appendix....................................................   44

THE HARTFORD MUTUAL FUNDS, INC.                                                3
--------------------------------------------------------------------------------

                               INVESTOR EXPENSES

     The expenses and the maximum transaction costs associated with investing in Class A, Class B or Class C shares of each Fund are shown below. The expenses indicated are for the fiscal year ended December 31, 1997, except for the MidCap Fund, Growth and Income Fund, Global Leaders Fund, High Yield Fund, Class B shares of the Money Market Fund and Class C shares of each Fund, which are estimated for the current fiscal year.

                                                SMALL                        CAPITAL
                                               COMPANY                    APPRECIATION                     MIDCAP
                                                FUND                          FUND                          FUND
                                     ---------------------------   ---------------------------   ---------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                     -------   -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge on purchases
 (as % of Offering Price) (1).....    5.50%      None     1.00%     5.50%      None     1.00%     5.50%      None     1.00%
Maximum Deferred Sales Charge.....     None     5.00%     1.00%      None     5.00%     1.00%      None     5.00%     1.00%
Redemption Fees (2)...............     None      None      None      None      None      None      None      None      None
Exchange Fees (3).................     None      None      None      None      None      None      None      None      None
ANNUAL OPERATING EXPENSES
 (AS % OF AVERAGE NET ASSETS)
Management Fees...................    0.85%     0.85%     0.85%     0.80%     0.80%     0.80%     0.85%     0.85%     0.85%
12b-1 Distribution and Service Fees
 (after waiver) (4)...............    0.30%     1.00%     1.00%     0.30%     1.00%     1.00%     0.30%     1.00%     1.00%
Other Expenses (after
 reimbursements) (5)..............    0.30%     0.30%     0.30%     0.35%     0.35%     0.35%     0.30%     0.30%     0.30%
Total Operating Expenses (after
 reimbursements) (5)..............    1.45%     2.15%     2.15%     1.45%     2.15%     2.15%     1.45%     2.15%     2.15%

                                           INTERNATIONAL                    GLOBAL
                                           OPPORTUNITIES                    LEADERS
                                               FUND                          FUND
                                    ---------------------------   ---------------------------
                                    CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                    -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge on purchases
 (as % of Offering Price) (1).....   5.50%      None     1.00%     5.50%      None     1.00%
Maximum Deferred Sales Charge.....    None     5.00%     1.00%      None     5.00%     1.00%
Redemption Fees (2)...............    None      None      None      None      None      None
Exchange Fees (3).................    None      None      None      None      None      None
ANNUAL OPERATING EXPENSES
 (AS % OF AVERAGE NET ASSETS)
Management Fees...................   0.85%     0.85%     0.85%     0.85%     0.85%     0.85%
12b-1 Distribution and Service Fee
 (after waiver) (4)...............   0.30%     1.00%     1.00%     0.30%     1.00%     1.00%
Other Expenses (after
 reimbursements) (5)..............   0.50%     0.50%     0.50%     0.50%     0.50%     0.50%
Total Operating Expenses (after
 reimbursements) (5)..............   1.65%     2.35%     2.35%     1.65%     2.35%     2.35%

------------------------------
(1) If you purchase Class A shares, except for Class A shares in the Money Market Fund, you will pay a sales charge equal to the amount of your investment multiplied by the percentage set forth in the table above. However, a lesser or no sales charge may be imposed depending on the size of the investment in Class A shares. Although purchases of Class A shares of $1 million or more are not subject to an initial sales charge, they may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of the calendar month of purchase. If you purchase Class B shares, you do not pay an initial sales charge but you may incur a CDSC if you redeem some or all of your Class B Shares before the end of the sixth year after which you purchased Class B Shares. The CDSC for Class B Shares is 5%, 4%, 3%, 3%, 2%, and 1% for redemptions occurring in years one through six respectively. After the sixth year, the CDSC for Class B Shares is eliminated. If you purchase Class C Shares you will pay a sales charge equal to the amount of your investment multiplied by the percentage set forth in the table above. You may also incur a CDSC of 1% if you redeem some or all of your Class C Shares before the end of the 12-month period after which you purchased Class C Shares. See "How to Buy Shares."

(2) An $8 charge may be imposed on redemptions of less than $50,000 requested to be paid by wire transfer. See "Redeeming Shares by Telephone".

(3) All exchanges in excess of 12 exchanges in a 12-month period may be subject to an exchange fee of $10 per exchange. Any exchange fee is paid directly to the Fund from which shares have been redeemed. See "How To Exchange Shares."

(4) Although the Rule 12b-1 fee for Class A shares is 0.35%, the Company's distributor has voluntarily agreed to waive 0.05% of such fee through April 30, 1999. This waiver may be discontinued at any time after such date. See "Distribution and Service Plan for Class A Shares", "Distribution and Service Plan for Class B Shares" and "Distribution and Service Plan for Class C Shares".

(5) The Hartford Financial Services Group, Inc. ("The Hartford"), the ultimate parent company of the Hartford Investment Financial Services Company ("HIFSCO"), has voluntarily agreed to limit the Total Operating Expenses of the Class A, Class B and Class C shares of each Fund, exclusive of taxes, interest, brokerage commissions, certain distribution fees and extraordinary expenses, until at least April 30, 1999. This policy may be discontinued at any time after such date. In the absence of such an agreement, the Other Expenses for the Class A, Class B and Class C shares of the following Funds for the most recent fiscal year would have been: Small Company Fund, 0.62%, 0.68% and 0.73%; Capital Appreciation Fund, 0.54%, 0.58% and 0.64%; MidCap Fund, 0.54%, 0.58% and 0.64%; International Opportunities Fund, 1.10%, 1.18% and 1.23%; Global Leaders Fund, 1.10%, 1.18% and 1.23%; Stock Fund, 0.54%, 0.58% and 0.63%; Growth and Income Fund, 0.52%, 0.59% and 0.65%; Dividend and Growth Fund, 0.54%, 0.59% and 0.65%; Advisers Fund, 0.50%, 0.56% and 0.62%; High Yield Fund, 0.52%, 0.59% and 0.65%; Bond Income Strategy Fund, 0.49%, 0.54% and 0.59%; and Money Market Fund, 0.43%, 2.13% and 2.18%;
    respectively, and the Total Operating Expenses of such Funds would have been: Small Company Fund, 1.82%, 2.53% and 2.58%; Capital Appreciation Fund, 1.69%, 2.38% and 2.44%; MidCap Fund, 1.74%, 2.43% and 2.49%; International
    Opportunities Fund, 2.30%, 3.03% and 3.08%; Global Leaders Fund, 2.30%, 3.03% and 3.08%; Stock Fund, 1.69%, 2.38% and 2.43%; Growth and Income Fund, 1.67%, 2.39% and 2.45%; Dividend and Growth Fund, 1.64%, 2.34% and 2.40%;
    Advisers Fund, 1.60%, 2.31% and 2.37%; High Yield Fund, 1.62%, 2.34% and 2.40%; Bond Income Strategy Fund, 1.49%, 2.19% and 2.24%; and Money Market Fund, 1.28%, 3.63% and 3.68%; respectively.

 4                                               THE HARTFORD MUTUAL FUNDS, INC.
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                        INVESTOR EXPENSES -- (CONTINUED)

                                                 STOCK                      GROWTH AND                   DIVIDEND AND
                                                 FUND                       INCOME FUND                   GROWTH FUND
                                      ---------------------------   ---------------------------   ---------------------------
                                      CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Charge
 on purchases (as % of Offering
 Price) (1)........................    5.50%      None     1.00%     5.50%      None     1.00%     5.50%      None     1.00%
Maximum Deferred Sales Charge......     None     5.00%     1.00%      None     5.00%     1.00%      None     5.00%     1.00%
Redemption Fees (2)................     None      None      None      None      None      None      None      None      None
Exchange Fees (3)..................     None      None      None      None      None      None      None      None      None
ANNUAL OPERATING
 EXPENSES (AS % OF AVERAGE NET
 ASSETS)
Management Fees....................    0.80%     0.80%     0.80%     0.80%     0.80%     0.80%     0.75%     0.75%     0.75%
12b-1 Distribution and Service Fees
 (after waiver) (4)................    0.30%     1.00%     1.00%     0.30%     1.00%     1.00%     0.30%     1.00%     1.00%
Other Expenses (after
 reimbursements) (5)...............    0.35%     0.35%     0.35%     0.35%     0.35%     0.35%     0.35%     0.35%     0.35%
Total Operating Expenses (after
 reimbursements) (5)...............    1.45%     2.15%     2.15%     1.45%     2.15%     2.15%     1.40%     2.10%     2.10%

                                              ADVISERS                     HIGH YIELD                    BOND INCOME
                                                FUND                          FUND                      STRATEGY FUND
                                     ---------------------------   ---------------------------   ---------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                     -------   -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Charge
 on purchases (as % of Offering
 Price) (1)........................   5.50%      None     1.00%     4.50%      None     1.00%     4.50%      None     1.00%
Maximum Deferred Sales Charge......    None     5.00%     1.00%      None     5.00%     1.00%      None     5.00%     1.00%
Redemption Fees (2)................    None      None      None      None      None      None      None      None      None
Exchange Fees (3)..................    None      None      None      None      None      None      None      None      None
ANNUAL OPERATING
 EXPENSES (AS % OF AVERAGE NET
 ASSETS)
Management Fees....................   0.75%     0.75%     0.75%     0.75%     0.75%     0.75%     0.65%     0.65%     0.65%
12b-1 Distribution and Service Fees
 (after waiver) (4)................   0.30%     1.00%     1.00%     0.30%     1.00%     1.00%     0.30%     1.00%     1.00%
Other Expenses (after
 reimbursements) (5)...............   0.35%     0.35%     0.35%     0.35%     0.35%     0.35%     0.30%     0.30%     0.30%
Total Operating Expenses (after
 reimbursements) (5)...............   1.40%     2.10%     2.10%     1.40%     2.10%     2.10%     1.25%     1.95%     1.95%

                                            MONEY MARKET
                                                FUND
                                     ---------------------------
                                     CLASS A   CLASS B   CLASS C
                                     -------   -------   -------
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Charge
 on purchases (as % of Offering
 Price) (1)........................    None      None     1.00%
Maximum Deferred Sales Charge......    None     5.00%     1.00%
Redemption Fees (2)................    None      None      None
Exchange Fees (3)..................    None      None      None
ANNUAL OPERATING
 EXPENSES (AS % OF AVERAGE NET
 ASSETS)
Management Fees....................   0.50%     0.50%     0.50%
12b-1 Distribution and Service Fees
 (after waiver) (4)................   0.30%     1.00%     1.00%
Other Expenses (after
 reimbursements) (5)...............   0.20%     0.20%     0.20%
Total Operating Expenses (after
 reimbursements) (5)...............   1.00%     1.70%     1.70%

------------------------------
(1) If you purchase Class A shares, except for Class A shares in the Money Market Fund, you will pay a sales charge equal to the amount of your investment multiplied by the percentage set forth in the table above. However, a lesser or no sales charge may be imposed depending on the size of the investment in Class A shares. Although purchases of Class A shares of $1 million or more are not subject to an initial sales charge, they may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of the calendar month of purchase. If you purchase Class B shares, you do not pay an initial sales charge but you may incur a CDSC if you redeem some or all of your Class B Shares before the end of the sixth year after which you purchased Class B Shares. The CDSC for Class B Shares is 5%, 4%, 3%, 3%, 2%, and 1% for redemptions occurring in years one through six respectively. After the sixth year, the CDSC for Class B Shares is eliminated. If you purchase Class C Shares you will pay a sales charge equal to the amount of your investment multiplied by the percentage set forth in the table above. You may also incur a CDSC of 1% if you redeem some or all of your Class C Shares before the end of the 12-month period after which you purchased Class C Shares. See "How to Buy Shares."

(2) An $8 charge may be imposed on redemptions of less than $50,000 requested to be paid by wire transfer. See "Redeeming Shares by Telephone".

(3) All exchanges in excess of 12 exchanges in a 12-month period may be subject to an exchange fee of $10 per exchange. Any exchange fee is paid directly to the Fund from which shares have been redeemed. See "How To Exchange Shares."

(4) Although the Rule 12b-1 fee for Class A shares is 0.35%, the Company's distributor has voluntarily agreed to waive 0.05% of such fee through April 30, 1999. This waiver may be discontinued at any time after such date. See "Distribution and Service Plan for Class A Shares", "Distribution and Service Plan for Class B Shares" and "Distribution and Service Plan for Class C Shares".

(5) The Hartford Financial Services Group, Inc. ("The Hartford"), the ultimate parent company of the Hartford Investment Financial Services Company ("HIFSCO"), has voluntarily agreed to limit the Total Operating Expenses of the Class A, Class B and Class C shares of each Fund, exclusive of taxes, interest, brokerage commissions, certain distribution fees and extraordinary expenses, until at least April 30, 1999. This policy may be discontinued at any time after such date. In the absence of such an agreement, the Other Expenses for the Class A, Class B and Class C shares of the following Funds for the most recent fiscal year would have been: Small Company Fund, 0.62%, 0.68% and 0.73%; Capital Appreciation Fund, 0.54%, 0.58% and 0.64%; MidCap Fund, 0.54%, 0.58% and 0.64%; International Opportunities Fund, 1.10%, 1.18% and 1.23%; Global Leaders Fund, 1.10%, 1.18% and 1.23%; Stock Fund, 0.54%, 0.58% and 0.63%; Growth and Income Fund, 0.52%, 0.59% and 0.65%; Dividend and Growth Fund, 0.54%, 0.59% and 0.65%; Advisers Fund, 0.50%, 0.56% and 0.62%; High Yield Fund, 0.52%, 0.59% and 0.65%; Bond Income Strategy Fund, 0.49%, 0.54% and 0.59%; and Money Market Fund, 0.43%, 2.13% and 2.18%;
    respectively, and the Total Operating Expenses of such Funds would have been: Small Company Fund, 1.82%, 2.53% and 2.58%; Capital Appreciation Fund, 1.69%, 2.38% and 2.44%; MidCap Fund, 1.74%, 2.43% and 2.49%; International
    Opportunities Fund, 2.30%, 3.03% and 3.08%; Global Leaders Fund, 2.30%, 3.03% and 3.08%; Stock Fund, 1.69%, 2.38% and 2.43%; Growth and Income Fund, 1.67%, 2.39% and 2.45%; Dividend and Growth Fund, 1.64%, 2.34% and 2.40%;
    Advisers Fund, 1.60%, 2.31% and 2.37%; High Yield Fund, 1.62%, 2.34% and 2.40%; Bond Income Strategy Fund, 1.49%, 2.19% and 2.24%; and Money Market Fund, 1.28%, 3.63% and 3.68%; respectively.

THE HARTFORD MUTUAL FUNDS, INC.                                                5
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                                EXPENSE EXAMPLES

     An investor would have paid the following expenses at the end of the period shown on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period.

                                          YEAR 1                     YEAR 3                     YEAR 5             YEAR 10
                                  -----------------------    -----------------------    -----------------------    -----
                                  CLASS    CLASS    CLASS    CLASS    CLASS    CLASS    CLASS    CLASS    CLASS    CLASS
                                    A        B        C        A        B        C        A        B        C        A
                                  -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Small Company Fund............     $69      $72      $42     $ 99     $ 98     $ 77     $130     $136     $125     $220
Capital Appreciation Fund.....      69       72       42       99       98       77      130      136      125      220
MidCap Fund...................      69       72       42       99       98       77      130      136      125      220
International Opportunities
  Fund........................      71       74       44      105      104       83      140      157      136      241
Global Leaders Fund...........      71       74       44      105      104       83      N/A      N/A      N/A      N/A
Stock Fund....................      69       72       42       99       98       77      130      136      125      220
Growth and Income Fund........      69       72       42       99       98       77      130      136      125      220
Dividend and Growth Fund......      69       72       42       97       96       76      128      134      123      215
Advisers Fund.................      69       72       42       97       96       76      128      134      123      215
High Yield Fund...............      59       72       42       88       96       76      N/A      N/A      N/A      N/A
Bond Income Strategy Fund.....      57       70       40       83       92       71      111      126      115      190
Money Market Fund.............      10       67       27       32       84       63       55      113      103      123

                                 YEAR 10
                                --------------
                                CLASS    CLASS
                                  B        C
                                -----    -----
Small Company Fund............  $250     $258
Capital Appreciation Fund.....   250      258
MidCap Fund...................   250      258
International Opportunities
  Fund........................   271      278
Global Leaders Fund...........   N/A      N/A
Stock Fund....................   250      258
Growth and Income Fund........   250      258
Dividend and Growth Fund......   245      253
Advisers Fund.................   245      253
High Yield Fund...............   N/A      N/A
Bond Income Strategy Fund.....   229      237
Money Market Fund.............   202      212

     Using the same assumptions for the first table but assuming that you did not redeem your shares at the end of each period, you would bear the following expenses:

                                          YEAR 1                     YEAR 3                     YEAR 5             YEAR 10
                                  -----------------------    -----------------------    -----------------------    -----
                                  CLASS    CLASS    CLASS    CLASS    CLASS    CLASS    CLASS    CLASS    CLASS    CLASS
                                    A        B        C        A        B        C        A        B        C        A
                                  -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Small Company Fund............     $69      $22      $32     $ 99     $ 68     $ 77     $130     $116     $125     $220
Capital Appreciation Fund.....      69       22       32       99       68       77      130      116      125      220
MidCap Fund...................      69       22       32       99       68       77      130      116      125      220
International Opportunities
  Fund........................      71       24       34      105       74       83      140      137      136      241
Global Leaders Fund...........      71       24       34      105       74       83      N/A      N/A      N/A      N/A
Stock Fund....................      69       22       32       99       68       77      130      116      125      220
Growth and Income Fund........      69       22       32       99       68       77      130      116      125      220
Dividend and Growth Fund......      69       22       32       97       66       76      128      114      123      215
Advisers Fund.................      69       22       32       97       66       76      128      114      123      215
High Yield Fund...............      59       22       32       88       66       76      N/A      N/A      N/A      N/A
Bond Income Strategy Fund.....      57       20       30       83       62       71      111      106      115      190
Money Market Fund.............      10       17       17       32       54       63       55       93      103      123

                                 YEAR 10
                                --------------
                                CLASS    CLASS
                                  B        C
                                -----    -----
Small Company Fund............  $250     $258
Capital Appreciation Fund.....   250      258
MidCap Fund...................   250      258
International Opportunities
  Fund........................   271      278
Global Leaders Fund...........   N/A      N/A
Stock Fund....................   250      258
Growth and Income Fund........   250      258
Dividend and Growth Fund......   245      253
Advisers Fund.................   245      253
High Yield Fund...............   N/A      N/A
Bond Income Strategy Fund.....   229      237
Money Market Fund.............   202      212

     These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.

 6                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

     The following information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference into this Prospectus.

                                             SMALL COMPANY FUND
                       --------------------------------------------------------------
                           1/1/98 TO          YEAR ENDED             7/1/96 TO
                          6/30/98(6)           12/31/97             12/31/96(1)
                       --------------------------------------------------------------
                       CLASS A   CLASS B   CLASS A   CLASS B   CLASS A        CLASS B
                       -------------------------------------------------------------
                         (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
Net asset value at
  beginning of
  period............   $ 12.16   $ 12.04   $ 10.68   $10.65    $ 10.00        $10.00
                       -------   -------   -------   ------    -------        ------
Net investment
  income............    (0.04)    (0.07)    (0.02)   (0.03)     (0.02)        (0.02)
Net realized and
  unrealized gain
  (loss) on
  investments.......      1.14      1.12      2.05     1.97       1.42          1.39
                       -------   -------   -------   ------    -------        ------
Total from
  investment
  operations........      1.10      1.05      2.03     1.94       1.40          1.37
                       -------   -------   -------   ------    -------        ------

DISTRIBUTIONS:
Dividends from net
  investment
  income............      0.00      0.00      0.00     0.00       0.00          0.00
Distributions from
  net realized gain
  on investments....    (0.12)    (0.12)    (0.55)   (0.55)     (0.72)        (0.72)
                       -------   -------   -------   ------    -------        ------
Total
  distributions.....   (0.120)   (0.120)    (0.55)   (0.55)     (0.72)        (0.72)
                       -------   -------   -------   ------    -------        ------
Net increase
  (decrease) in net
  asset value.......      0.98      0.93      1.48     1.39       0.68          0.65
                       -------   -------   -------   ------    -------        ------
Net asset value, end
  of period.........   $ 13.14   $ 12.97   $ 12.16   $12.04    $ 10.68        $10.65
                       =======   =======   =======   ======    =======        ======
Total Return(2).....      9.05%(3)    8.73%(3)   19.28%  18.49%   14.11%(3)    13.81%(3)

RATIOS AND
  SUPPLEMENTAL DATA:
Net assets, end of
  period (in
  thousands)........   $30,892   $14,699   $19,391   $9,694    $ 4,673        $  241
Ratio of expenses to
  average net assets
  before waivers and
  reimbursements....      1.55%(4)    2.25%(4)    1.77%   2.53%    4.24%(4)    20.03%(4)
Ratio of expenses to
  average net assets
  after waivers and
  reimbursements....      1.45%(4)    2.15%(4)    1.45%   2.15%    1.45%(4)     2.15%(4)
Ratio of net
  investment income
  (loss) to average
  net assets........     (0.67%)(4)   (1.37%)(4)   (0.61%)  (1.30%)   (0.60%)(4)  (1.30%)(4)
Portfolio turnover
  rate(5)...........    161.62%(3)      --  255.37%      --      69.92%(3)        --

------------------------------
(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.
(2)  Does not include sales charges.
(3)  Not annualized.
(4)  Annualized.
(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)  Unaudited.

THE HARTFORD MUTUAL FUNDS, INC.                                                7
--------------------------------------------------------------------------------

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                     CAPITAL APPRECIATION FUND                                     MIDCAP FUND
            -------------------------------------------------------------------------------------------------------
                 1/1/98 TO               YEAR ENDED                     7/1/96 TO                  12/31/97 TO
                6/30/98(6)                12/31/97                     12/31/96(1)                  6/30/98(6)
            -------------------------------------------------------------------------------------------------------
            CLASS A    CLASS B     CLASS A        CLASS B         CLASS A       CLASS B            CLASS A
                -------------------------------------------------------------------------------------------
                                 (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
            $  19.90   $  19.71    $  13.36       $  13.32        $ 10.00       $10.00         $          10.00
            --------   --------    --------       --------        -------       -------        ----------------
              (0.06)     (1.19)      (0.03)         (0.06)         (0.03)       (0.02)                   (0.02)
                1.12       2.17        7.34           7.22           3.80         3.75                     1.50
            --------   --------    --------       --------        -------       -------        ----------------
                1.06       0.98        7.31           7.16           3.77         3.73                     1.48
            --------   --------    --------       --------        -------       -------        ----------------

                0.00       0.00        0.00           0.00           0.00         0.00                     0.00
              (0.13)     (0.13)      (0.77)         (0.77)         (0.41)       (0.41)                     0.00
            --------   --------    --------       --------        -------       -------        ----------------
              (0.13)     (0.13)      (0.77)         (0.77)         (0.41)       (0.41)                       --
            --------   --------    --------       --------        -------       -------        ----------------
                0.93       0.85        6.54           6.39           3.36         3.32                     1.48
            --------   --------    --------       --------        -------       -------        ----------------
            $  20.83   $  20.56    $  19.90       $  19.71        $ 13.36       $13.32         $          11.48
            ========   ========    ========       ========        =======       =======        ================
                5.33%(3)     4.98%(3)    55.11%      54.15%         37.75%(3)    37.35%(3)                14.92%(3)

            $353,396   $290,183    $233,601       $174,392        $ 9,028       $  889         $         14,428
                 N/A        N/A        1.64%          2.38%          4.10%(4)     9.05%(4)                 1.60%
                1.40%(4)     2.09%(4)     1.45%       2.15%          1.45%(4)     2.15%(4)                 1.45%(4)
               (0.70%)(4)    (1.40%)(4)    (0.80%)    (1.46%)       (0.07%)(4)   (1.53%)                  (0.73%)(4)
               60.83%(3)       --    119.61%            --         149.99%(3)       --                    39.87%(3)

               MIDCAP FUND
            -----------------
               12/31/97 TO
               6/30/98(6)
            -----------------
                 CLASS B
            $           10.00
            -----------------
                       (0.04)
                         1.48
            -----------------
                         1.44
            -----------------
                         0.00
                         0.00
            -----------------
                           --
            -----------------
                         1.44
            -----------------
            $           11.44
            =================
                        14.51%(3)
            $           5,261
                         2.32%(4)
                         2.15%(4)
                        (1.39%)(4)
                           --

 8                                               THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                             INTERNATIONAL OPPORTUNITIES FUND
                                                          -----------------------------------------------------------------------
                                                              1/1/98 TO                YEAR ENDED                 7/1/96 TO
                                                             6/30/98(6)                 12/31/97                 12/31/96(1)
                                                          -----------------------------------------------------------------------
                                                          CLASS A   CLASS B       CLASS A      CLASS B   CLASS A      CLASS B
                                                          -----------------------------------------------------------------------
                                                                 (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
Net asset value at beginning of period.................. $ 10.58    $ 10.49       $ 10.72      $ 10.69   $ 10.00      $ 10.00
                                                         -------    -------       -------      -------   -------      -------
Net investment income...................................    0.07       0.03          0.09         0.07      0.02        (0.01)
Net realized and unrealized gain (loss) on
  investments...........................................    1.62       1.61         (0.01)       (0.06)     0.79         0.80
                                                         -------    -------       -------      -------   -------      -------
Total from investment operations........................    1.69       1.64          0.08         0.01      0.81         0.79
                                                         -------    -------       -------      -------   -------      -------

DISTRIBUTIONS:
Dividends from net investment income....................    0.00       0.00         (0.05)       (0.04)    (0.06)       (0.07)
Distributions from net realized gain on investments.....    0.00       0.00         (0.17)       (0.17)    (0.03)       (0.03)
                                                         -------    -------       -------      -------   -------      -------
Total distributions.....................................      --         --         (0.22)       (0.21)    (0.09)       (0.10)
                                                         -------    -------       -------      -------   -------      -------
Net increase (decrease) in net asset value..............    1.69       1.64         (0.14)       (0.20)     0.72         0.69
                                                         -------    -------       -------      -------   -------      -------
Net asset value, end of period.......................... $ 12.27    $ 12.13       $ 10.58      $ 10.49   $ 10.72      $ 10.69
                                                         =======    =======       =======      =======   =======      =======
Total Return(2).........................................   15.97%(3)  15.63%(3)      0.84%        0.12%     8.14%(3)     7.86%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................ $26,705    $10,630       $15,701      $ 7,188   $ 4,294      $   163
Ratio of expenses to average net assets before waivers
  and reimbursements....................................    1.99%(4)   2.70%(4)      2.25%        3.03%     5.35%(4)    32.61%(4)
Ratio of expenses to average net assets after waivers
  and reimbursements....................................    1.65%(4)   2.35%(4)      1.65%        2.35%     1.65%(4)     2.35%(4)
Ratio of net investment income (loss) to average net
  assets................................................    1.38%(4)   0.63%(4)      0.88%       (0.05%)    0.51%(4)    (0.86%)(4)
Portfolio turnover rate(5)..............................   50.74%(3)     --         59.16%          --     21.51%(3)       --

------------------------------
(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.
(2)  Does not include sales charges.
(3)  Not annualized.
(4)  Annualized.
(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)  Unaudited.
(7) The Fund became effective and open for investment on April 30, 1998. The performance results reflect activity since the Fund was opened for investment on April 30, 1998. (unaudited)

THE HARTFORD MUTUAL FUNDS, INC.                                                9
--------------------------------------------------------------------------------

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                                   GROWTH AND
                                            STOCK FUND                                            INCOME FUND
            ------------------------------------------------------------------------------------------------------
                  1/1/98 TO                  YEAR ENDED                 7/1/96 TO                  4/30/98 TO
                 6/30/98(6)                   12/31/97                 12/31/96(1)                 6/30/98(7)
            ------------------------------------------------------------------------------------------------------
            CLASS A       CLASS B       CLASS A      CLASS B       CLASS A      CLASS B       CLASS A      CLASS B
                   ---------------------------------------------------------------------------------------
                                  (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
            $  15.16      $ 15.01       $ 11.53      $ 11.50       $ 10.00      $10.00        $10.00       $10.00
            --------      -------       -------      -------       -------      ------        ------       ------
              (0.01)       (0.05)          0.00       (0.02)          0.02        0.00          0.00       (0.01)
                3.29         3.23          3.66         3.56          1.53        1.52          0.15         0.15
            --------      -------       -------      -------       -------      ------        ------       ------
                3.28         3.18          3.66         3.54          1.55        1.52          0.15         0.14
            --------      -------       -------      -------       -------      ------        ------       ------

                0.00         0.00          0.00         0.00        (0.02)      (0.02)          0.00         0.00
                0.00         0.00        (0.03)       (0.03)          0.00        0.00          0.00         0.00
            --------      -------       -------      -------       -------      ------        ------       ------
                  --           --        (0.03)       (0.03)        (0.02)      (0.02)            --           --
            --------      -------       -------      -------       -------      ------        ------       ------
                3.28         3.18          3.63         3.51          1.53        1.50          0.15         0.14
            --------      -------       -------      -------       -------      ------        ------       ------
            $  18.44      $ 18.19       $ 15.16      $ 15.01       $ 11.53      $11.50        $10.15       $10.14
            ========      =======       =======      =======       =======      ======        ======       ======
               21.64%(3)    21.18%(3)     31.78%       30.82%        15.50%(3)   15.20%(3)      1.50%(3)     1.40%(3)

            $152,904      $99,013       $65,763      $35,294       $ 6,273      $1,254        $3,338       $  849
                 N/A          N/A          1.64%        2.38%         3.96%(4)    7.76%(4)      1.58%(4)     2.16%(4)
                1.34%(4)     2.04%(4)      1.45%        2.15%         1.45%(4)    2.15%(4)      1.45%(4)     2.15%(4)
               (0.14%)(4)   (0.85%)(4)     0.06%       (0.66%)        0.71%(4)   (0.12%)(4)     0.05%(4)    (0.13%)(4)
                8.88%(3)       --         42.83%          --         11.87%(3)      --          1.06%(3)       --

 10                                              THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                 DIVIDEND AND GROWTH FUND
                                                         ------------------------------------------------------------------------
                                                             1/1/98 TO                 YEAR ENDED                 7/1/96 TO
                                                             6/30/98(6)                 12/31/97                 12/31/96(1)
                                                         ------------------------------------------------------------------------
                                                         CLASS A    CLASS B       CLASS A      CLASS B       CLASS A      CLASS B
                                                            -----------------------------------------------------------------
                                                                (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
Net asset value at beginning of period.................  $  14.72   $ 14.61       $ 11.45      $ 11.40       $ 10.00      $10.00
                                                         --------   -------       -------      -------       -------      ------
Net investment income..................................      0.07      0.03          0.13         0.13          0.07        0.01
Net realized and unrealized gain (loss) on
  investments..........................................      1.37      1.35          3.40         3.30          1.46        1.48
                                                         --------   -------       -------      -------       -------      ------
Total from investment operations.......................      1.44      1.38          3.53         3.43          1.53        1.49
                                                         --------   -------       -------      -------       -------      ------

DISTRIBUTIONS:
Dividends from net investment income...................    (0.08)    (0.04)        (0.12)       (0.08)        (0.06)      (0.07)
Distributions from net realized gain on investments....        --        --        (0.14)       (0.14)        (0.02)      (0.02)
                                                         --------   -------       -------      -------       -------      ------
Total distributions....................................    (0.08)    (0.04)        (0.26)       (0.22)        (0.08)      (0.09)
                                                         --------   -------       -------      -------       -------      ------
Net increase (decrease) in net asset value.............      1.36      1.34          3.27         3.21          1.45        1.40
                                                         --------   -------       -------      -------       -------      ------
Net asset value, end of period.........................  $  16.08   $ 15.95       $ 14.72      $ 14.61       $ 11.45      $11.40
                                                         ========   =======       =======      =======       =======      ======
Total Return(2)........................................      9.81%(3)    9.45%(3)   30.99%       30.20%        15.29%(3)   14.82%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............  $137,847   $84,048       $67,861      $33,741       $ 6,083      $  730
Ratio of expenses to average net assets before waivers
  and reimbursements...................................        NA        NA          1.59%        2.34%         4.12%(4)   12.97%(4)
Ratio of expenses to average net assets after waivers
  and reimbursements...................................      1.30%(4)    1.99%(4)    1.40%        2.10%         1.40%(4)    2.10%(4)
Ratio of net investment income (loss) to average net
  assets...............................................      1.22%(4)    0.53%(4)    1.42%        0.69%         1.95%(4)    0.82%(4)
Portfolio turnover rate(5).............................     18.78%(3)      --       28.75%          --         29.80%(3)      --

------------------------------
(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.
(2)  Does not include sales charges.
(3)  Not annualized.
(4)  Annualized.
(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)  Unaudited.

THE HARTFORD MUTUAL FUNDS, INC.                                               11
--------------------------------------------------------------------------------

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                          ADVISERS FUND
            -------------------------------------------------------------------------
                 1/1/98 TO                 YEAR ENDED                 7/1/96 TO
                6/30/98(6)                  12/31/97                 12/31/96(1)
            -------------------------------------------------------------------------
            CLASS A    CLASS B        CLASS A      CLASS B       CLASS A      CLASS B
               -------------------------------------------------------------------
                    (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
            $  13.41   $  13.33       $ 11.08      $ 11.05       $ 10.00      $10.00
            --------   --------       -------      -------       -------      ------
                0.09       0.04          0.16         0.16          0.09        0.02
                1.77       1.75          2.41         2.31          1.07        1.11
            --------   --------       -------      -------       -------      ------
                1.86       1.79          2.57         2.47          1.16        1.13
            --------   --------       -------      -------       -------      ------

              (0.10)     (0.06)        (0.17)       (0.12)        (0.08)      (0.08)
                  --         --        (0.07)       (0.07)          0.00        0.00
            --------   --------       -------      -------       -------      ------
              (0.10)     (0.06)        (0.24)       (0.19)        (0.08)      (0.08)
            --------   --------       -------      -------       -------      ------
                1.76       1.73          2.33         2.28          1.08        1.05
            --------   --------       -------      -------       -------      ------
            $  15.17   $  15.06       $ 13.41      $ 13.33       $ 11.08      $11.05
            ========   ========       =======      =======       =======      ======
               13.91%(3)    13.48%(3)   23.30%       22.44%        11.56%(3)   11.28%(3)

            $181,464   $113,093       $98,633      $39,334       $14,347      $1,499
                 N/A        N/A          1.55%        2.31%         2.94%(4)    6.71%(4)
                1.31%(4)     1.99%(4)    1.40%        2.10%         1.40%(4)    2.10%(4)
                1.58%(4)     0.87%(4)    1.54%        0.80%         2.13%(4)    1.24%(4)
                8.56%(3)       --       38.62%          --         19.75%(3)      --

 12                                              THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                 BOND INCOME STRATEGY FUND
                                                          -----------------------------------------------------------------------
                                                              1/1/98 TO                YEAR ENDED                 7/1/96 TO
                                                             6/30/98(6)                 12/31/97                 12/31/96(1)
                                                          -----------------------------------------------------------------------
                                                          CLASS A   CLASS B       CLASS A      CLASS B       CLASS A      CLASS B
                                                             -----------------------------------------------------------------
                                                                 (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
Net asset value at beginning of period.................. $ 10.61     $ 10.58     $ 10.26      $ 10.25       $ 10.00      $ 10.00
                                                         -------     -------     -------      -------       -------      -------
Net investment income...................................    0.25        0.19        0.57         0.53          0.26         0.20
Net realized and unrealized gain (loss) on
  investments...........................................    0.15        0.17        0.50         0.46          0.31         0.34
                                                         -------     -------     -------      -------       -------      -------
Total from investment operations........................    0.40        0.36        1.07         0.99          0.57         0.54
                                                         -------     -------     -------      -------       -------      -------

DISTRIBUTIONS:
Dividends from net investment income....................   (0.28)      (0.24)      (0.56)       (0.50)        (0.25)       (0.23)
Distributions from net realized gain on investments.....   (0.02)      (0.02)      (0.16)       (0.16)        (0.06)       (0.06)
                                                         -------     -------     -------      -------       -------      -------
Total distributions.....................................   (0.30)      (0.26)      (0.72)       (0.66)        (0.31)       (0.29)
                                                         -------     -------     -------      -------       -------      -------
Net increase (decrease) in net asset value..............    0.10        0.10        0.35         0.33          0.26         0.25
                                                         -------     -------     -------      -------       -------      -------
Net asset value, end of period.......................... $ 10.71     $ 10.68     $ 10.61      $ 10.58       $ 10.26      $ 10.25
                                                         =======     =======     =======      =======       =======      =======
Total Return(2).........................................    3.85%(3)    3.52%(3)   10.80%        9.96%         5.73%(3)     5.38%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................ $35,828     $10,217     $28,589      $ 5,745       $10,925      $   124
Ratio of expenses to average net assets before waivers
  and reimbursements....................................    1.33%(4)    2.04%(4)    1.44%        2.19%         2.72%(4)    22.36%(4)
Ratio of expenses to average net assets after waivers
  and reimbursements....................................    1.25%(4)    1.95%(4)    1.25%        1.95%         1.25%(4)     1.95%(4)
Ratio of net investment income (loss) to average net
  assets................................................    5.25%(4)    4.56%(4)    5.59%        4.85%         5.72%(4)     5.22%(4)
Portfolio turnover rate(5)..............................  156.16%(3)      --      220.45%          --         75.52%(3)       --

------------------------------
(1) The Funds were initially seeded on July 1, 1996 and became effective and open for investment on July 22, 1996. The performance results reflect activity since the Funds were opened for investment on July 22, 1996.
(2)  Does not include sales charges.
(3)  Not annualized.
(4)  Annualized.
(5) The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)  Unaudited.
(7)  Inception date August 22, 1997.

THE HARTFORD MUTUAL FUNDS, INC.                                               13
--------------------------------------------------------------------------------

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                     MONEY MARKET FUND
            --------------------------------------------------------------------
                 1/1/98 TO                   YEAR ENDED               7/1/96 TO
                 6/30/98(6)                   12/31/97               12/31/96(1)
            --------------------------------------------------------------------
            CLASS A      CLASS B       CLASS A      CLASS B(7)         CLASS A
                   ------------------------------------------------------
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
            $  1.00      $ 1.00        $  1.00        $ 1.00           $  1.00
            -------      ------        -------        ------           -------
               0.02        0.02           0.05          0.01              0.02
               0.00        0.00           0.00          0.00              0.00
            -------      ------        -------        ------           -------
               0.02        0.02           0.05          0.01              0.02
            -------      ------        -------        ------           -------

             (0.02)      (0.02)         (0.05)        (0.01)            (0.02)
               0.00        0.00           0.00          0.00              0.00
            -------      ------        -------        ------           -------
             (0.02)      (0.02)         (0.05)        (0.01)            (0.02)
            -------      ------        -------        ------           -------
               0.00        0.00           0.00          0.00              0.00
            -------      ------        -------        ------           -------
            $  1.00      $ 1.00        $  1.00        $ 1.00           $  1.00
            =======      ======        =======        ======           =======
               2.33%(3)    1.98%(3)       4.73%         1.45%(3)          2.01%(3)

            $26,742      $6,833        $22,578        $4,449           $10,754
               1.19%(4)    1.86%(4)       1.23%         3.63%(4)          2.70%(4)
               1.00%(4)    1.70%(4)       1.00%         1.70%(4)          1.00%(4)
               4.66%(4)    3.94%(4)       4.67%         3.92%(4)          4.49%(4)
                N/A         N/A            N/A           N/A               N/A

 14                                              THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

                              INTRODUCTION TO THE
                             HARTFORD MUTUAL FUNDS

     The Company is an open-end management investment company, commonly known as a mutual fund, which was organized as a Maryland corporation on March 21, 1996. The Company consists of twelve series, each of which is divided into Class A, Class B, Class C and Class Y shares. Class Y shares are offered to certain institutional investors by a separate prospectus. Each Class may have different expenses which may affect performance. Each Fund has different investment objectives, styles and policies. These differences affect the types of securities in which each Fund may invest and, therefore, the potential return of each Fund and the associated risks. There is no assurance, however, that any Fund will meet its investment goals. Whether an investment in a particular Fund is appropriate for you depends on your investment goals, including the return you seek, the expected duration of your investment and the level of risk you are willing to bear.

     Hartford Investment Financial Services Company ("HIFSCO") is the investment manager to each Fund. In addition, under HIFSCO's general management, Wellington Management Company, LLP ("Wellington Management") serves as sub-adviser to the Small Company Fund, Capital Appreciation Fund, MidCap Fund, International Opportunities Fund, Global Leaders Fund, Stock Fund, Growth and Income Fund, Dividend and Growth Fund and Advisers Fund. In addition, under HIFSCO's general management, The Hartford Investment Management Company ("HIMCO") provides day to day investment management services for the High Yield Fund, Bond Income Strategy Fund and Money Market Fund.

     HIFSCO is a majority-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut insurance holding company with over $130 billion in assets. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and its affiliated insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of June 30, 1998, HIFSCO had investment management authority with respect to approximately $1.7 billion of assets. As of the same date, HIMCO and its wholly-owned subsidiary, and Wellington Management had investment management authority with respect to approximately $56.7 billion and $201 billion of assets, respectively, for various clients.

                           INVESTMENT OBJECTIVES AND
                         INVESTMENT STYLES OF THE FUNDS

     The Funds have different investment objectives and policies, as described below. The differences among the Funds can be expected to affect the investment return of each Fund and the degree of market and financial risk to which each Fund is subject. Each Fund is subject to certain fundamental investment restrictions that are enumerated in detail in the SAI and may not be changed without shareholder approval. All other investment policies (including each Fund's investment objective) are non-fundamental and may be changed by the Board of Directors without shareholder approval. Stated below is the investment objective and investment style for each Fund. The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased. For a description of each Fund's investment policies and risk factors, see "COMMON INVESTMENT POLICIES AND RISK FACTORS."

                        THE HARTFORD SMALL COMPANY FUND

     Investment Objective.
     The Small Company Fund seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

     Investment Style.
     Under normal market and economic conditions at least 65% of the Small Company Fund's total assets are invested in equity securities of companies with market capitalizations within the range represented by the Russell 2000 Index ("Small Capitalization Securities"). Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of industry sector. However, overall industry exposure is monitored by Wellington Management so as to maintain broad industry diversification. In selecting investments Wellington Management considers securities of companies that, in its opinion, have potential for above-average earnings growth, are undervalued in relation to their investment potential, have business and/or fundamental financial characteristics that are misunderstood by investors, or are relatively obscure, i.e., undiscovered by the overall investment community. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Small Company Fund's total assets may be invested in securities of non-U.S. companies. Investing in Small Capitalization Securities involves special risks. See "Common Investment Policies and Risk Factors -- Small Capitalization Securities".

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                     THE HARTFORD CAPITAL APPRECIATION FUND

     Investment Objective.
     The Capital Appreciation Fund seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

     Investment Style.
     The Capital Appreciation Fund invests in a diversified portfolio of primarily equity securities. Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry sector. Income, if any, is an incidental consideration. This approach is sometimes referred to as a "stock picking" approach and results in having all market capitalization sectors (i.e., small, medium, and large companies) represented. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation for a catalyst event that will trigger stock price appreciation. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Capital Appreciation Fund's total assets may be invested in securities of non-U.S. companies.

                            THE HARTFORD MIDCAP FUND

     Investment Objective.
     The MidCap Fund seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities.

     Investment Style.
     The MidCap Fund seeks to achieve its objective by investing in a diversified portfolio of primarily equity securities and securities convertible into equity securities. Under normal market and economic conditions at least 65% of the MidCap Fund's total assets are invested in equity securities of companies with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index. The MidCap Fund uses a two-tiered investment approach. First, under what is sometimes referred to as a "top down" approach, Wellington Management analyzes the macro economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and demographic trends. Through top down analysis, Wellington Management anticipates secular and cyclical changes and identifies industries and economic sectors that are expected to grow faster than the overall economy.

     Second, top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The MidCap Fund's portfolio emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value. Up to 20% of the MidCap Fund's total assets may be invested in securities of non-U.S. companies.

                 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

     Investment Objective.
     The International Opportunities Fund seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies.

     Investment Style.
     The International Opportunities Fund invests in a diversified portfolio of primarily equity securities covering a broad range of countries, industries, and companies. Securities in which the International Opportunities Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency Unit, or its successor, the Euro) and generally are traded in non-U.S. markets. Under normal market conditions, at least 65% of the International Opportunities Fund's total assets are invested in equity securities issued by non-U.S. companies. Wellington Management uses a three-pronged investment approach. First, Wellington Management determines the relative attractiveness of the many countries in which the International Opportunities Fund may invest based upon the economic and political environment of each country. Second, Wellington Management evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions. Finally, Wellington Management conducts fundamental research on individual companies and considers companies for inclusion in the International Opportunities Fund's portfolio that are typically larger, high quality companies that operate in established markets. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, attractive industry dynamics, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The International Opportunities Fund may also invest on a limited basis in smaller companies and less developed markets. The International Opportunities Fund anticipates that, under normal market conditions, it will diversify its investments in at least three countries other than the United States. The International Opportunities

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Fund will be subject to certain risks because it invests primarily in securities issued by non-U.S. companies.

                        THE HARTFORD GLOBAL LEADERS FUND

     Investment Objective.
     The Global Leaders Fund seeks growth of capital by investing primarily in equity securities issued by U.S. companies and non-U.S. companies.

     Investment Style.
     The Global Leaders Fund invests in a diversified portfolio of primarily equity securities covering a broad range of countries, industries and companies. Securities in which the Global Leaders Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency Unit and its successor, the Euro) and may trade in U.S. markets and non-U.S. markets. Under normal market and economic conditions at least 65% of the total assets of the Fund are invested in equity securities of high quality growth companies worldwide that, in the opinion of Wellington Management, are leaders within their respective industries as indicated by an established market presence and strong competitive position on a global, regional or country basis. Under normal market conditions, the Fund will diversify its investment in securities of issuers in at least five countries, one of which will be the United States. The Global Leaders Fund does not have predetermined percentages on the amount of the Fund's assets that may be invested in each country. From time to time, the Fund may invest up to 25% of its assets in securities of issuers located in emerging countries.

     The Global Leaders Fund uses a two-tiered investment approach. First, under what is sometimes referred to as a "top down" approach, Wellington Management analyzes the global macro economic and investment environments. This includes an evaluation of U.S. and non-U.S. economic and political conditions, fiscal and monetary policies, demographic trends and investor sentiment. Through top down analysis, Wellington Management anticipates secular and cyclical changes to identify companies which offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

     Second, top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The Global Leaders Fund emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a strong balance sheet, a high return on equity, a strong management team and attractive relative value within the context of the global marketplace or a security's primary trading market. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statements, anticipated earnings, revenues and other related measures of value.

                            THE HARTFORD STOCK FUND

     Investment Objective.
     The Stock Fund seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in equity securities.

     Investment Style.
     Under normal market and economic conditions at least 65% of the Stock Fund's total assets are invested in stocks. The Stock Fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment approach. First, under what is sometimes referred to as a "top down" approach, Wellington Management analyzes the macro economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, Wellington Management anticipates secular and cyclical changes and identifies industries and economic sectors that are expected to grow faster than the overall economy. Second, top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The Stock Fund's portfolio emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team, and a globally competitive position. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Stock Fund's total assets may be invested in securities of non-U.S. companies.

                      THE HARTFORD GROWTH AND INCOME FUND

     Investment Objective.
     The Growth and Income Fund seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends.

     Investment Style.
     The Growth and Income Fund invests in a diversified portfolio of primarily equity securities that typically have steady or rising dividends and whose prospects for capital appreciation are considered favorable by Wellington Management. Wellington Management uses fundamental analy-

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sis to evaluate a security for purchase or sale by the Fund. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Wellington Management then uses proprietary quantitative techniques to affirm its fundamental evaluation of a security. The quantitative techniques evaluate a security using valuation analysis, which includes use of a dividend discount model and cash flow analysis, combined with momentum analysis, which includes an assessment of a company's earnings momentum and stock price momentum. The quantitative techniques look to affirm the fundamental evaluation by identifying those securities that are attractive from the fundamental perspective and are also both inexpensive based on the quantitative valuation factors and timely according to the quantitative momentum factors. The Fund's portfolio will be broadly diversified by industry and company. Up to 20% of the Fund's total assets may be invested in securities of non-U.S. companies.

                     THE HARTFORD DIVIDEND AND GROWTH FUND

     Investment Objective.
     The Dividend and Growth Fund seeks a high level of current income consistent with growth of capital by investing primarily in equity securities.

     Investment Style.
     The Dividend and Growth Fund invests in a diversified portfolio of primarily equity securities that typically have above average income yield and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the Dividend and Growth Fund's total assets are invested in dividend paying equity securities. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Dividend and Growth Fund. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. As a key component of the fundamental analysis done for the Dividend and Growth Fund, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend. The Dividend and Growth Fund's portfolio will be broadly diversified by industry and company. Up to 20% of the Dividend and Growth Fund's total assets may be invested in securities of non-U.S. companies.

                           THE HARTFORD ADVISERS FUND

     Investment Objective.
     The Advisers Fund seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities and money market instruments.

     Investment Style.
     The Advisers Fund seeks to achieve its objective through the active allocation of its assets among the asset categories of equity securities, debt securities and money market instruments based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category, and expected future returns of each asset category. Wellington Management bases its asset allocation decisions on fundamental analysis and does not attempt to make short-term market timing decisions among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the Advisers Fund will normally have some portion of its assets invested in each asset category. The Advisers Fund does not have percentage limitations on the amount that may be allocated to each asset category. The Advisers Fund's investments in equity securities and securities that are convertible into equity securities will be substantially similar to the investments permitted for the Stock Fund. See "Hartford Stock Fund." The debt securities in which the Advisers Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, securities rated investment grade, or if unrated, are deemed by Wellington Management to be of comparable quality, and with respect to 5% of the Advisers Fund's assets, securities rated below investment grade which are known as high yield-high risk securities or junk bonds. The money market instruments in which the Adviser's Fund may invest are described under "COMMON INVESTMENT POLICIES AND RISK FACTORS -- Money Market Instruments and Temporary Investment Strategies." Up to 20% of the Advisers Fund's total assets may be invested in securities of non-U.S. companies.

                          THE HARTFORD HIGH YIELD FUND

     Investment Objective.
     The High Yield Fund seeks high current income by investing in non-investment grade fixed-income securities. Growth of capital is a secondary objective.

     Investment Style.
     The High Yield Fund is comprised of a diversified portfolio of fixed-income securities of U.S. issuers and non-U.S. issuers. Under normal circumstances at least 65% of the High Yield Fund's portfolio is invested in non-investment grade bond-type securities ("Ba" or lower by Moody's or "BB" or lower by S&P or securities which, if unrated, are determined by HIMCO to be of comparable quality). Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". Although the High Yield Fund is permitted to invest up to 100% of its total assets in non-

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investment grade securities, no more than 10% of total assets will be invested in securities rated below B3 by Moody's or B- by S&P, or if unrated, determined to be of comparable quality by HIMCO.

     The High Yield Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The High Yield Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. Under normal circumstances, up to 30% of the High Yield Fund's total assets may be invested in securities of non-U.S. issuers, of which up to 10% may be issued in non-U.S. currencies (including the European Currency Unit and its successor, the Euro). Non-U.S. dollar denominated securities for which the High Yield Fund uses currency transactions to reflect U.S. dollar valuation at the time of purchase or while the High Yield Fund holds the security are excluded from the calculation of the percentage of securities issued in non-U.S. currencies. The High Yield Fund may also invest in non-U.S. debt securities of issuers located in less developed markets, which are also known as emerging markets. See "Non-U.S. Securities" and the SAI for additional risk disclosure concerning non-U.S. securities.

                     THE HARTFORD BOND INCOME STRATEGY FUND

     Investment Objective.
     The Bond Income Strategy Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies, by investing primarily in debt securities.

     Investment Style.
     The Bond Income Strategy Fund will have a diversified portfolio of investments in fixed-income securities. Under normal circumstances at least 70% of the Bond Income Strategy Fund's portfolio will be invested in investment grade fixed income securities. Up to 30% of the Bond Income Strategy Fund may be invested in securities rated in the highest category of below investment grade bonds ("Ba" by Moody's Investors Service, Inc. ("Moody's") or "BB" by Standard and Poor's Corporation ("S&P")), or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". No investments will be made in debt securities rated below "Ba" or "BB", or if unrated, determined to be of comparable quality by HIMCO. Investing in securities within this rating category combined with the investment grade portion of the portfolio is designed to provide investors with a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies.

     The Bond Income Strategy Fund will invest at least 65% of its total assets in bonds and debt securities with a maturity of at least one year. The Bond Income Strategy Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. Up to 30% of the Bond Income Strategy Fund's total assets may be invested in securities of non-U.S. companies.

                         THE HARTFORD MONEY MARKET FUND

     Investment Objective.
     The Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

     Investment Policies.
     The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Fund will achieve this goal. The Money Market Fund's portfolio will consist entirely of cash, cash equivalents and high quality debt securities as permitted under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). Each investment will have an effective maturity date of 397 days or less computed in accordance with Rule 2a-7. The average maturity of the portfolio will vary according to HIMCO's appraisal of money market conditions and will not exceed 90 days. All securities purchased by the Money Market Fund will be U.S. dollar denominated.

                           COMMON INVESTMENT POLICIES
                                AND RISK FACTORS

     The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased.

                     MONEY MARKET INSTRUMENTS AND TEMPORARY
                             INVESTMENT STRATEGIES

     In addition to the Money Market Fund which may hold cash and invest in money market instruments at any time, all other Funds may hold cash or invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management. Such Funds may invest up to 100% of their assets in cash or money market instruments only for temporary defensive purposes.

     Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;

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(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

                             REPURCHASE AGREEMENTS

     Each Fund is permitted to enter into fully collateralized repurchase agreements. A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. The Company's Board of Directors has established standards for evaluation of the creditworthiness of the banks and securities dealers with which the Funds may engage in repurchase agreements and monitors on a quarterly basis HIMCO's and Wellington Management's compliance with such standards.

                         REVERSE REPURCHASE AGREEMENTS

     Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will establish a segregated account with the Company's custodian bank in which a Fund will maintain cash, cash equivalents or other high quality debt securities equal in value to a Fund's obligations in respect of reverse repurchase agreements. As a non-fundamental policy, a Fund will not enter into reverse repurchase transactions if the combination of all borrowings from banks and the value of all reverse repurchase agreements for the particular Fund equals more than 33 1/3% of the value of the Fund's total assets.

                                DEBT SECURITIES

     Each Fund is permitted to invest in debt securities including (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed securities (Advisers Fund, High Yield Fund, Bond Income Strategy Fund and Money Market Fund only) and mortgage-related securities, including collateralized mortgage obligations ("CMO's") (Advisers Fund, High Yield Fund and Bond Income Strategy Fund only); and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers. In addition, the Advisers Fund, International Opportunities Fund, Global Leaders Fund, High Yield Fund and the Bond Income Strategy Fund are permitted to invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. See "Non-U.S. Securities" in the SAI.

     Investors should consider that bonds are subject to interest rate risk, which is the potential for changes in the price of bonds arising from changes in interest rates. The price of bonds typically varies inversely with interest rates. This means that when interest rates rise, the price of bonds generally falls, and when interest rates fall, the price of bonds generally rises. Generally speaking, the longer the maturity of the bond, the more sensitive the price of bonds is to changes in interest rates. As a result, when interest rates rise, the price of bonds generally will fall by a greater amount for bonds of a longer maturity than a shorter maturity. Conversely, when interest rates fall, the price of bonds generally will increase by a greater amount for bonds of a longer maturity than a shorter maturity.

                        INVESTMENT GRADE DEBT SECURITIES

     Each Fund is permitted to invest in debt securities rated within the four highest rating categories (i.e., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P), or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management. These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories.

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                      HIGH YIELD-HIGH RISK DEBT SECURITIES

     The Small Company Fund, Capital Appreciation Fund, MidCap Fund, International Opportunities Fund, Global Leaders Fund, Stock Fund, Growth and Income Fund, Dividend and Growth Fund and Advisers Fund each may invest up to 5% of its assets in high yield debt securities (i.e., rated as low as "C" by Moody's or "CC" by S&P, and unrated securities of comparable quality as determined by Wellington Management). The Bond Income Strategy Fund may invest up to 30% of its assets in securities rated in the highest level below investment grade ("Ba" by Moody's or "BB" by S&P) or, if unrated, determined to be of comparable quality by HIMCO. Although the High Yield Fund is permitted to invest up to 100% of its total assets in securities rated below investment grade, no more than 10% of total assets will be invested in securities rated below B3 by Moody's or B- by S&P, or, if unrated, determined to be of comparable quality by HIMCO. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Securities in the rating categories below "Baa" as determined by Moody's and "BBB" as determined by S&P are considered to be of poor standing and predominantly speculative. The rating services' descriptions of securities are set forth in the SAI. High yield-high risk securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

                  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     The Advisers Fund, High Yield Fund and the Bond Income Strategy Fund may invest in mortgage-backed securities and the Advisers Fund, High Yield Fund, Bond Income Strategy Fund and Money Market Fund may invest in asset-backed securities. Mortgage-backed securities represent a participation in, or are secured by, mortgage loans and include securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; securities issued by private issuers that represent an interest in, or are collateralized by, mortgage-backed securities issued or guaranteed by the U.S. Government or one or its agencies or instrumentalities; or securities issued by private issuers that represent an interest in or are collateralized by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements.

     Due to the risk of prepayment, especially when interest rates decline, mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates and, as a result, may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

     Up to 25% of the value of the Bond Income Strategy Fund's total assets may be applied to mortgage dollar roll transactions. In a mortgage dollar roll a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will engage in "covered rolls" or, if not covered, the Fund will establish a segregated account with the Company's custodian consisting of cash, U.S. Government securities and other liquid, high quality debt securities. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

                               EQUITY SECURITIES

     All Funds except the Money Market Fund and except the Bond Income Strategy Fund and High Yield Fund as described below may invest all or a portion of their assets in equity securities including common stocks, preferred stocks, convertible preferred stock and rights to acquire such securities. In addition, these Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond Income Strategy Fund and High Yield Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund and High Yield Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

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                        SMALL CAPITALIZATION SECURITIES

     All Funds except the Money Market Fund may invest in equity securities of companies with market capitalizations within the range represented by the Russell 2000 Index ("Small Capitalization Securities"). Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources. As a result, Small Capitalization Securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies.

                              NON-U.S. SECURITIES

     Under normal circumstances the International Opportunities Fund intends to invest at least 65% of its assets in securities issued by non-U.S. issuers ("non-U.S. securities"). In addition, the International Opportunities Fund may invest in commingled pools offered by non-U.S. banks. The Global Leaders Fund intends to invest its assets in at least five countries, one of which will be the U.S. Each other Fund is permitted to invest up to 20% of its assets, and the Money Market Fund, Bond Income Strategy Fund and High Yield Fund are permitted to invest up to 25%, 30% and 30%, respectively, of their assets, in non-U.S. securities. The determination of the country where the issuer of a security is located may be based on such factors as the issuer's country of organization, the location of the primary trading market for its securities and the location of its offices and personnel. The Bond Income Strategy Fund intends to purchase securities denominated in U.S. dollars, or if not so denominated, to use currency transactions to reflect U.S. dollar valuation at the time of purchase or while the security is held by the Fund. Each Fund except the Money Market Fund, Bond Income Strategy Fund and High Yield Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive non-U.S. securities. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities.

     When selecting non-U.S. securities HIMCO or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which the issuer is located. Investing in non-U.S. securities involves considerations and potential risks not typically associated with investing in U.S. securities. Less information may be available about non-U.S. issuers compared with U.S. issuers. For example, non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. In addition, the values of non-U.S. securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. From time to time, the International Opportunities Fund, Global Leaders Fund and High Yield Fund may invest up to 25%, 25% and 30%, respectively, of their assets in securities of issuers located in emerging countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of issuers located in developed countries. See the SAI for additional risk disclosure concerning non-U.S. securities.

                             CURRENCY TRANSACTIONS

     Each Fund, except the Money Market Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

     Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

     The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deem to be creditworthy.

 22                                              THE HARTFORD MUTUAL FUNDS, INC.
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     The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including related options and futures contracts.

                         OPTIONS AND FUTURES CONTRACTS

     Each Fund, except the Money Market Fund, may employ certain hedging, income enhancement and risk management techniques involving options and futures contracts, though such techniques may result in losses to the Fund. The Funds may write covered call options or purchase put and call options on individual securities, write covered put and call options and purchase put and call options on foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices, and enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices.

     A Fund may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash, U.S. Government securities or other liquid, high grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. A Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit.

     To hedge against fluctuations in currency exchange rates, these Funds may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those non-hedging positions may not exceed 5% of the liquidation value of Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into.

     A Fund's use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code (the "Code"). See the SAI for additional information on options and futures contracts. Options and futures contracts are commonly known as "derivative" securities.

                                SWAP AGREEMENTS

     Each Fund, except the Money Market Fund, may enter into interest rate swaps, currency swaps, equity swaps and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate pay-

THE HARTFORD MUTUAL FUNDS, INC.                                               23
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ments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Swap agreements are commonly known as "derivative" securities. Because swap agreements are privately negotiated transactions rather than publicly traded, they may be considered to be illiquid securities.

     The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movement in interest rates. Although the Funds believe that the use of the hedging and risk management techniques described above will benefit the Funds, if HIMCO's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. These activities are commonly used when managing derivative investments.

                              ILLIQUID SECURITIES

     Each Fund is permitted to invest up to 15% of its net assets in illiquid securities except the Money Market Fund which may invest up to 10% of its net assets in such securities. "Illiquid Securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Each Fund may purchase certain restricted securities commonly known as Rule 144A securities that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors.

     Under current interpretations of the SEC Staff, the following securities may be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

                  WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price.

                           OTHER INVESTMENT COMPANIES

     Each Fund is permitted to invest in other investment companies. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. A Fund will not purchase a security if, as a result, (1) more than 10% of the Fund's assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (3) more than 5% of the Fund's assets would be invested in any one such investment company.

                          PORTFOLIO SECURITIES LENDING

     Each Fund may lend its portfolio securities to broker/dealers and other institutions as a means of earning interest income. Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. A Fund may lend securities only if:
(1) each loan is fully secured by appropriate collateral at all times; and (2) the value of all loaned securities of the Fund is not more than 33 1/3% of the Fund's total assets (including collateral received in connection with any loans).

                               OTHER RISK FACTORS

     As mutual funds that primarily invest in equity and/or debt securities, each Fund is subject to market risk, i.e., the possibility that equity and/or debt prices in general will decline over short or even extended periods of time. The financial markets tend to be cyclical, with periods when security prices generally rise and periods when security prices generally decline. The value of the debt securities in which the Funds invest will tend to increase when interest rates are falling and to decrease when interest rates are rising.

 24                                              THE HARTFORD MUTUAL FUNDS, INC.
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     No Fund should be considered to be a complete investment program in and of itself. Each prospective purchaser should take into account his or her own investment objectives as well as his or her other investments when considering the purchase of shares of any Fund.

     There can be no assurance that the investment objectives of the Funds will be met. In addition, the risk inherent in investing in the Funds is common to any security -- the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by each Fund.

     One or more of the Funds may experience high portfolio turnover (i.e., over 100%). See "Portfolio Turnover".

     In pursuit of a Fund's investment objective, HIMCO and Wellington Management attempt to select appropriate individual securities for inclusion in a Fund's portfolio. In addition, HIMCO and Wellington Management attempt to successfully forecast market trends and increase investments in the types of securities best suited to take advantage of such trends. Thus, the investor is dependent on HIMCO or Wellington Management's success not only in selecting individual securities, but also in identifying the appropriate mix of securities consistent with a Fund's investment objective.

     The services provided to the Funds by HIFSCO, HIMCO, Wellington Management and other service providers, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. HIFSCO, HIMCO, Wellington Management and other service providers have been actively working on necessary changes to their computer systems to deal with the year 2000 issue and expect that their systems will be adapted in time for that event.

     On January 1, 1999 several participating European countries will convert to a single form of currency known as the "euro." The conversion to a single currency presents several uncertainties, among them the establishment and maintenance of exchange rates between the existing currencies of the participating countries and the euro; whether the computer systems in banking and other financial institutions that deal in securities and other investments to be denominated in the euro will be in place in time and will function properly; the legal uncertainties of financial contracts that are outstanding as of January 1, 1999 which refer to existing currencies rather than the euro; and the impact that the new European Central Bank will have on the economic policies of the participating countries, which will no longer control their own monetary policies. These, along with other factors, such as the political issues of having additional countries participate in the single currency in the future, and the economic risks which may arise during the full transition to the euro, could negatively impact the value of securities and disrupt the foreign markets in which these securities are traded. In addition, operational difficulties may arise in converting the value of securities from an existing currency to the euro, and thus may cause a fund to delay, or eliminate, a trading opportunity.

                             INVESTMENT LIMITATIONS

     The Funds have adopted certain limitations in an attempt to reduce their exposure to specific situations. Some of these limitations are that each Fund will not:

(a) invest more than 25% of its assets in any one industry;

(b) borrow money, except from banks, and then only in amounts not exceeding
    33 1/3% of the value of a Fund's total assets (although for purposes of this restriction reverse repurchase agreements are not considered borrowings, as a non-fundamental operating policy, each Fund will limit combined borrowings and reverse repurchase transactions to 33 1/3% of the value of a Fund's total assets);

(c) with respect to 75% of the value of each Fund's total assets, purchase the securities of any issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities) if:

     (1) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

     (2) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     These investment restrictions are considered at the time investment securities are purchased. The limitations described above, except as noted under
(b), and those listed under Fundamental Restrictions of the Funds, in the SAI, are considered fundamental and as such can only be changed with the approval of a majority of each Fund's shareholders.

                            PERFORMANCE OF THE FUNDS

     The figures set forth below reflect average annual total return quotations for the period ended June 30, 1998 for the Funds shown. These figures are based on the actual performance of the Funds. The Hartford has voluntarily agreed to limit certain Fund expenses. Without this agreement total return figures would have been lower. Past performance is not necessarily indicative and is no guarantee of future performance of the Funds. Figures are not shown for the Global Leaders Fund, High Yield Fund, or

THE HARTFORD MUTUAL FUNDS, INC.                                               25
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the Class C shares of each Fund because none had investment performance for the period ended June 30, 1998.

                                                   1 YEAR
                                    -------------------------------------
                                         CLASS A             CLASS B
                                    ------------------   ----------------
                                     WITH     WITHOUT     WITH    WITHOUT
                                    SALES      SALES     SALES     SALES
                                    CHARGE   CHARGE(1)   CHARGE   CHARGE
                                    ------   ---------   ------   -------
Small Company Fund................  11.72%     18.22%    12.45%    17.45%
Capital Appreciation Fund.........  13.98%     20.61%    14.76%    19.76%
MidCap Fund.......................    N/A        N/A       N/A       N/A
International Opportunities
  Fund............................   1.19%      7.08%     1.44%     6.44%
Stock Fund........................  24.64%     31.89%    25.94%    30.94%
Growth and Income Fund............    N/A        N/A       N/A       N/A
Dividend and Growth Fund..........  14.75%     21.43%    15.69%    20.69%
Advisers Fund.....................  16.31%     23.08%    17.27%    22.27%
Bond Income Strategy Fund.........   6.03%     11.03%     5.28%    10.28%
Money Market Fund.................    N/A       4.78%      N/A       N/A

                                           SINCE INCEPTION
                                              (7/22/96)
                               ---------------------------------------
                                     CLASS A              CLASS B
                               -------------------   -----------------
                                WITH      WITHOUT     WITH     WITHOUT
                                SALES      SALES      SALES     SALES
                               CHARGE    CHARGE(1)   CHARGE    CHARGE
                               -------   ---------   -------   -------
Small Company Fund...........   19.05%     22.58%     20.08%    21.80%
Capital Appreciation Fund....   47.56%     51.92%     49.54%    50.95%
MidCap Fund..................    8.49%(3)   14.80%(3)   9.40%(3)  14.40%(3)
International Opportunities
  Fund.......................    9.63%     12.87%     10.27%    12.13%
Stock Fund...................   33.43%     37.38%     34.87%    36.42%
Growth and Income Fund.......   (4.08%)(4)    1.50%(4)  (3.60%)(4)   1.40%(4)
Dividend and Growth Fund.....   26.06%     29.79%     27.27%    28.90%
Advisers Fund................   22.43%     26.06%     23.51%    25.19%
Bond Income Strategy Fund....    8.04%     10.64%      7.93%     9.84%
Money Market Fund............      N/A      4.71%     (1.53%)(2)   3.47%(2)

------------------------------

(1) Certain persons may purchase Class A Shares that are not subject to the Class A Initial Sales Charge (see "Waiver of Class A Initial Sales Charge" in this Prospectus) and certain other persons may purchase Class A Shares subject to less than the maximum Initial Sales Charge (see "Reduced Sales Charges for Class A Share Purchases" in this Prospectus).

(2) For the period August 22, 1997 (Inception Date) to June 30, 1998.

(3) For the period December 31, 1997 (Inception Date) to June 30, 1998.

(4) For the period April 30, 1998 (Inception Date) to June 30, 1998.

                       PRIOR PERFORMANCE OF SIMILAR FUNDS

     Because the Funds commenced operations in July, 1996 they have limited operating history and performance. However, the Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Dividend and Growth Fund and Advisers Fund are modeled after existing funds (the "HLS Funds") that are managed by HIMCO or Wellington Management and have investment objectives and policies substantially similar to the corresponding Funds. The HLS Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by The Hartford affiliates.

     Below you will find information about the performance of the HLS Funds. Although the five comparable Funds discussed above have substantially similar investment objectives and policies and the same portfolio managers as the HLS Funds, you should not assume that the Funds offered by this Prospectus will have the same future performance as the HLS Funds. For example, any Fund's future performance may be greater or less than the performance of the corresponding HLS Fund due to, among other things, differences in expenses, asset sizes and cash flows between a Fund and the corresponding HLS Fund.

     The investment characteristics of each Fund listed below closely resemble the investment characteristics of the corresponding HLS Fund. Depending on the Fund involved, similarity of investment characteristics may involve factors such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings.

     The table below sets forth each Fund, its corresponding HLS Fund, and their respective inception date and asset sizes as of June 30, 1998:

            FUND                  CORRESPONDING HLS FUND
            ----              -------------------------------
Capital Appreciation........  Hartford Capital Appreciation
(July 22, 1996)                HLS Fund, Inc.
$670,394,529.81                (April 2, 1984)
                               $5,652,934,454.72
International                 Hartford International
  Opportunities.............   Opportunities HLS Fund, Inc.
(July 22, 1996)                (July 2, 1990)
$46,741,708.07                 $1,256,289,296.93
Stock.......................  Hartford Stock HLS Fund, Inc.
(July 22, 1996)                (August 31, 1977)
$257,402,378.68                $6,172,748,928.55
Dividend and Growth.........  Hartford Dividend and Growth
(July 22, 1996)                HLS Fund, Inc.
$235,527,946.33                (March 8, 1994)
                               $2,678,958,978.90
Advisers....................  Hartford Advisers HLS Fund,
(July 22, 1996)                Inc.
$343,423,546.45                (March 31, 1983)
                               $10,239,320,269.46

     The following six tables show the average annualized total returns for the HLS Funds for the one, three, five and ten year (or life of the HLS Fund, if shorter) periods ended June 30, 1998. These figures are based on the actual gross investment performance of the HLS Funds. From the gross investment performance figures, the maximum Total Fund Operating Expenses reflected in the fee table on page 3 are deducted to arrive at the net return. The first table for each Class shown reflects a deduction for the maximum applicable sales charge, while the second table for each Class shown reflects no deduction for sales charges. Performance figures will be lower when sales charges are taken into effect.

 26                                              THE HARTFORD MUTUAL FUNDS, INC.
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                  ASSUMING CLASS A SHARE TOTAL FUND OPERATING
                  EXPENSES AND THE MAXIMUM INITIAL SALES LOAD
                          APPLICABLE TO CLASS A SHARES

                                                      10 YEARS
         HLS FUND                                     OR SINCE
     (INCEPTION DATE)       1 YEAR  3 YEARS  5 YEARS  INCEPTION
     ----------------       ------  -------  -------  ---------
Hartford Capital
Appreciation HLS
Fund, Inc.................  11.93%  18.69%   16.80%    16.53%
(April 2, 1984)
Hartford International
Opportunities HLS
Fund, Inc.................   0.51%  10.19%   10.33%     6.72%
(July 2, 1990)
Hartford Stock HLS
Fund, Inc.................  22.21%  27.28%   20.78%    15.79%
(August 31, 1977)
Hartford Dividend and
Growth HLS Fund, Inc......  14.80%  25.06%    N/A      21.26%
(March 8, 1994)
Hartford Advisers HLS
Fund, Inc.................  16.19%  19.75%   15.28%    12.99%
(March 31, 1983)

                  ASSUMING CLASS A SHARE TOTAL FUND OPERATING
                    EXPENSES WITH NO INITIAL SALES LOAD (1)

                                                      10 YEARS
         HLS FUND                                     OR SINCE
     (INCEPTION DATE)       1 YEAR  3 YEARS  5 YEARS  INCEPTION
     ----------------       ------  -------  -------  ---------
Hartford Capital
Appreciation HLS
Fund, Inc.................  18.44%  20.95%   18.13%    17.19%
(April 2, 1984)
Hartford International
Opportunities HLS
Fund, Inc.................   5.28%  12.29%   11.52%     7.48%
(July 2, 1990)
Hartford Stock HLS
Fund, Inc.................  29.32%  29.71%   22.15%    16.45%
(August 31, 1977)
Hartford Dividend and
Growth HLS Fund, Inc......  21.49%  27.44%    N/A      22.86%
(March 8, 1994)
Hartford Advisers HLS
Fund, Inc.................  22.95%  22.03%   16.59%    13.63%
(March 31, 1983)

------------------------------

(1) Certain persons may purchase Class A Shares that are not subject to the Class A Initial Sales Charge (see "Waiver of Class A Initial Sales Charge" in this Prospectus) and certain other persons may purchase Class A Shares subject to less than the maximum Initial Sales Charge (see "Reduced Sales Charges for Class A Share Purchases" in this Prospectus).

                  ASSUMING CLASS B SHARE TOTAL FUND OPERATING
                     EXPENSES AND REDEMPTION AT THE END OF
                           THE APPLICABLE TIME PERIOD

                                                      10 YEARS
         HLS FUND                                     OR SINCE
     (INCEPTION DATE)       1 YEAR  3 YEARS  5 YEARS  INCEPTION
     ----------------       ------  -------  -------  ---------
Hartford Capital
Appreciation HLS
Fund, Inc.................  12.62%  19.41%   17.09%    16.38%
(April 2, 1984)
Hartford International
Opportunities HLS
Fund, Inc.................  [0.46%] 10.70%   10.47%     6.73%
(July 2, 1990)
Hartford Stock HLS
Fund, Inc.................  23.42%  28.20%   21.11%    15.64%
(August 31, 1977)
Hartford Dividend and
Growth HLS Fund, Inc......  15.34%  25.93%    N/A      21.64%
(March 8, 1994)
Hartford Advisers HLS
Fund, Inc.................  17.09%  20.50%   15.55%    12.84%
(March 31, 1983)

                  ASSUMING CLASS B SHARE TOTAL FUND OPERATING
                    EXPENSES AND NO REDEMPTION AT THE END OF
                           THE APPLICABLE TIME PERIOD

                                                      10 YEARS
         HLS FUND                                     OR SINCE
     (INCEPTION DATE)       1 YEAR  3 YEARS  5 YEARS  INCEPTION
     ----------------       ------  -------  -------  ---------
Hartford Capital
Appreciation HLS
Fund, Inc.................  17.62%  20.11%   17.30%    16.38%
(April 2, 1984)
Hartford International
Opportunities HLS
Fund, Inc.................   4.54%  11.51%   10.74%     6.73%
(July 2, 1990)
Hartford Stock HLS
Fund, Inc.................  28.42%  28.80%   21.30%    15.64%
(August 31, 1977)
Hartford Dividend and
Growth HLS Fund, Inc......  20.64%  26.55%    N/A      22.00%
(March 8, 1994)
Hartford Advisers HLS
Fund, Inc.................  22.09%  21.18%   15.77%    12.84%
(March 31, 1983)

THE HARTFORD MUTUAL FUNDS, INC.                                               27
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                  ASSUMING CLASS C SHARE TOTAL FUND OPERATING
                 EXPENSES, INITIAL SALES LOAD AND REDEMPTION AT
                     THE END OF THE APPLICABLE TIME PERIOD

                                                      10 YEARS
         HLS FUND                                     OR SINCE
     (INCEPTION DATE)       1 YEAR  3 YEARS  5 YEARS  INCEPTION
     ----------------       ------  -------  -------  ---------
Hartford Capital
Appreciation HLS
Fund, Inc.................  15.44%  19.70%   17.07%    16.26%
(April 2, 1984)
Hartford International
Opportunities HLS
Fund, Inc.................   2.50%  11.13%   10.52%     6.59%
(July 2, 1990)
Hartford Stock HLS
Fund, Inc.................  26.14%  28.37%   21.05%    15.52%
(August 31, 1977)
Hartford Dividend and
Growth HLS Fund, Inc......  18.43%  26.13%    N/A      21.72%
(March 8, 1994)
Hartford Advisers HLS
Fund, Inc.................  19.87%  20.77%   15.54%    12.72%
(March 31, 1983)

                       ASSUMING CLASS C SHARE TOTAL FUND
                   OPERATING EXPENSES, NO INITIAL SALES LOAD
                      AND NO REDEMPTION AT THE END OF THE
                             APPLICABLE TIME PERIOD

                                                      10 YEARS
         HLS FUND                                     OR SINCE
     (INCEPTION DATE)       1 YEAR  3 YEARS  5 YEARS  INCEPTION
     ----------------       ------  -------  -------  ---------
Hartford Capital
Appreciation HLS
Fund, Inc.................  17.62%  20.11%   17.30%    16.38%
(April 2, 1984)
Hartford International
Opportunities HLS
Fund, Inc.................   4.54%  11.51%   10.74%     6.73%
(July 2, 1990)
Hartford Stock HLS
Fund, Inc.................  28.42%  28.80%   21.30%    15.64%
(August 31, 1977)
Hartford Dividend and
Growth HLS Fund, Inc......  20.64%  26.55%    N/A      22.00%
(March 8, 1994)
Hartford Advisers HLS
Fund, Inc.................  22.09%  21.18%   15.77%    12.84%
(March 31, 1983)

                     CERTAIN INFORMATION ABOUT PERFORMANCE

     From time to time, a Fund's yield and total return may be included in advertisements, sales literature, or shareholder reports. In addition, the Company may advertise the current and effective yield of the Money Market Fund. All figures are based upon historical earnings and are not intended to indicate future performance.

     The "yield" of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period (7-day period for the Money Market Fund). The effective yield is calculated similarly, but, when annualized, the income earned by an investment in that Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The "total return" of a Fund refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in the value of an investment of $1,000, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.

     Further information about the performance of the Funds will be contained in the Funds' annual reports to shareholders, which you may obtain without charge by writing to the Funds' address or calling the telephone number set forth on the cover page of this Prospectus.

                               ABOUT YOUR ACCOUNT

                               HOW TO BUY SHARES

     Hartford Securities Distribution Company ("HSD") (the "Distributor") currently serves as the Company's primary distributor. HIFSCO, which serves as the investment manager to each Fund, will replace HSD as distributor upon approval by regulatory authorities. You may purchase shares from any broker-dealer that has a selling agreement with the Distributor. In addition, an account may be opened for the purchase of shares of a Fund by mailing to The Hartford Mutual Funds, Inc., P.O. Box 8416, Boston, MA 02266-8416, a completed account application and a check, payable to The Hartford Mutual Funds. Or you may telephone 1-888-843-7824 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application.

     Purchase orders for all Funds are accepted only on a regular business day as defined below. Orders for shares received by Boston Financial Data Services, Inc., (the "Transfer Agent") on any business day prior to the close of

 28                                              THE HARTFORD MUTUAL FUNDS, INC.
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trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern
Time) will receive that day's offering price, which is net asset value plus any applicable sales charge. In addition, orders received by authorized brokers or third party administrators before the close of trading but which are transmitted to the Transfer Agent after such close, will receive that day's offering price. Orders received by the Transfer Agent from persons other than authorized brokers or third party administrators as described above, after the close of trading but prior to the close of trading on the next business day will receive the next business day's offering price. If you purchase shares through a broker-dealer, your broker is responsible for forwarding payment promptly to the Transfer Agent. With respect to shares of the Money Market Fund, orders shall not be deemed received until the Transfer Agent has received Federal funds. A "business day" is any day on which the NYSE is open for business. It is anticipated that the NYSE will be closed Saturdays and Sundays and on days on which the NYSE observes New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Each Fund and the Distributor or Transfer Agent reserves the right to reject any order for the purchase of a Fund's shares. The Company reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the placement of the order.

     If the Transfer Agent deems it appropriate, additional documentation or verification of authority may be required and an order will not be deemed received unless and until such additional documentation of verification is received by the Transfer Agent.

     Your initial purchase amount for each Fund must be at least $500, except for purchases made by employees of The Hartford, Wellington Management and broker-dealer wholesalers and their affiliates and investors using periodic investment plans, for which the minimum may be waived, and except for tax qualified retirement plans for which the minimum is $250 per individual. The minimum subsequent amount is $25.

     For an initial purchase of shares by wire, you must first telephone the Transfer Agent at 1-888-843-7824 between the hours of 8:00 A.M. and 4:00 P.M. (Eastern Time) on a regular business day as defined above to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and the wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to: ABA #011000028, State Street Bank & Trust Company, Boston, MA, Account #: 9905-205-2, FBO: The Hartford Funds, Fund Name and Class, Shareholder Account Number, Shareholder Name. If you arrange for receipt by the Transfer Agent of federal funds prior to the close of trading (currently 4:00 P.M., Eastern Time) of the NYSE on a regular business day as defined above, you will receive that day's offering price. Your bank may charge for these services. Presently there is no fee for receipt by the Transfer Agent of Federal funds wired, but the right to charge for this service is reserved.

     Each Fund offers investors four different classes of shares -- Class A, Class B, Class C and Class Y. Class A, Class B and Class C shares are offered by this Prospectus. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and, except for the Money Market Fund, will likely have different share prices. All share purchase orders that fail to specify a class will be invested in Class A shares.

     Purchases of Class A Shares.
     Class A shares are sold subject to an initial sales load the amount of which decreases as the amount of funds invested increases. In addition, the initial sales load is waived entirely for investments in excess of $1 million and for certain categories of investors (as described below). Any portion of any applicable sales charge may be retained by the Distributor or allocated to your broker-dealer as commission. There is no initial sales charge for the Class A shares of the Money Market Fund. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                 SMALL COMPANY FUND, CAPITAL APPRECIATION FUND,
                 MIDCAP FUND, INTERNATIONAL OPPORTUNITIES FUND,
                        GLOBAL LEADERS FUND, STOCK FUND,
                  GROWTH AND INCOME FUND, DIVIDEND AND GROWTH
                            FUND, AND ADVISERS FUND.

                         FRONT-END      FRONT-END
                        SALES CHARGE   SALES CHARGE
                            AS A           AS A
                         PERCENTAGE     PERCENTAGE    COMMISSION AS
                        OF OFFERING     OF AMOUNT     PERCENTAGE OF
  AMOUNT OF PURCHASE       PRICE         INVESTED     OFFERING PRICE
  ------------------    ------------   ------------   --------------
Less than $50,000.....     5.50%          5.82%           4.75%
$50,000 or more but
 less than $100,000...     4.50%          4.71%           4.00%
$100,000 or more but
 less than $250,000...     3.50%          3.63%           3.00%
$250,000 or more but
 less than $500,000...     2.50%          2.56%           2.00%
$500,000 or more but
 less than $1
 million..............     2.00%          2.04%           1.75%
$1 million or more....        0%             0%              0%

THE HARTFORD MUTUAL FUNDS, INC.                                               29
--------------------------------------------------------------------------------

                       THE BOND INCOME STRATEGY FUND AND
                                HIGH YIELD FUND

                         FRONT-END      FRONT-END
                        SALES CHARGE   SALES CHARGE
                            AS A           AS A
                         PERCENTAGE     PERCENTAGE    COMMISSION AS
                        OF OFFERING     OF AMOUNT     PERCENTAGE OF
  AMOUNT OF PURCHASE       PRICE         INVESTED     OFFERING PRICE
  ------------------    ------------   ------------   --------------
Less than $50,000.....     4.50%          4.71%           3.75%
$50,000 or more but
 less than $100,000...     4.00%          4.17%           3.50%
$100,000 or more but
 less than $250,000...     3.50%          3.63%           3.00%
$250,000 or more but
 less than $500,000...     2.50%          2.56%           2.00%
$500,000 or more but
 less than $1
 million..............     2.00%          2.04%           1.75%
$1 million or more....        0%             0%              0%

     The Distributor reserves the right to remit the entire amount of the sales commission to broker-dealers. The Distributor may pay dealers of record commissions on purchases over $1 million an amount up to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of share purchases over $5 million. In addition, the distributor may provide compensation to dealers of record for shares purchased without a sales charge under circumstances described in "Waiver of Class A Initial Sales Charge".

     The Distributor may provide promotional incentives including cash compensation in excess of the applicable sales charge to certain broker-dealers whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to broker-dealers based on a combination of aggregate shares sold and increases of assets under management. The Distributor may also pay additional compensation to broker-dealers and other financial institutions for subaccounting, administrative or shareholder servicing. All of the above payments will be made by the Distributor or its affiliates out of their own assets. These programs, which may be different for different broker-dealers or financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     Class A Contingent Deferred Sales Charge.
     There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million, on Class A shares purchased through certain employer-sponsored tax qualified retirement plans and in certain instances as described below. However, if you redeem such Class A shares within 18 months of initial purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the aggregate net asset value of the lesser of (1) the redeemed shares at the time of redemption (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the redeemed shares.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of such shares under the Fund's Exchange Privilege (described below). However, if the Class A shares acquired by exchange are redeemed within 18 months of purchase of the exchanged shares (i.e. the Class A shares purchased without an initial sales charge), the Class A contingent deferred sales charge will apply.

     Reduced Sales Charges for Class A Share Purchases.
     You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

     Combined Purchases.
     You may aggregate purchases of shares of the Funds with the purchases of the other persons listed below to achieve discounts in the applicable sales charges. The sales charge applicable to a current purchase of Class A shares of each Fund by a person listed below is determined by adding the value of Class A shares to be purchased to the aggregate value (at current net asset value) of all shares of any of the other Funds in the Company previously purchased and then owned. In addition, if you are a natural owner of a Hartford Director (or version thereof) variable annuity or single premium variable life contract or any such contract as specified in the SAI, ("Qualified Contracts"), and you notify your broker that you own one or more Qualified Contracts, the current account value of such contract will be aggregated with your shares to determine your sales charge. The Transfer Agent must be notified by you or your broker-dealer each time a qualifying purchase is made.

     Qualifying investments include those by you and members of your family, if all parties are purchasing Class A shares for their own account(s), which may include tax qualified plans, such as an IRA, or by a company solely controlled by such individuals as defined in the 1940 Act. Reduced sales charges also apply to purchases by a trustee or other fiduciary if the investment is for a single trust, estate or single fiduciary account, including pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code. Reduced sales charges apply to combined purchases by a single corporation, or of corporations affiliated with each other, in connection with

 30                                              THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

tax qualified plans for its employees. Purchases made for nominee or street name accounts (securities held in the name of a broker or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     Rights of Accumulation.
     The sales charge for new purchases of Class A shares of a Fund will be determined by aggregating the net asset value of all the Funds (and current account value of Qualified Contracts assuming proper notification as discussed under "Combined Purchases" above) owned by the shareholder at the time of the new purchase. The rules listed under Combined Purchases may apply. You must identify on the account application all accounts to be linked for Rights of Accumulation.

     Letter of Intent.
     You may reduce your sales charge on all investments by meeting the terms of a letter of intent, a non-binding commitment to invest a certain amount within a 13-month period. Your existing holdings in the Company may also be combined with the investment commitment set forth in the letter of intent to further reduce your sales charge. Up to 5% of the letter amount will be held in escrow to cover additional sales charges which may be due if your total investments over the letter period are not sufficient to qualify for a sales charge reduction. See the SAI and the account application for further details.

     Waiver of Class A Initial Sales Charge.
     No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the following sales charge waivers to be effective, you must notify your broker or adviser of your eligibility to use the waiver and the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investors: (1) any purchase of $1 million or more in the Funds, (2) present or former officers, directors and employees (and their families) of the Company, The Hartford, Wellington Management, Transfer Agent and their affiliates, and retirement plans established by them for their employees if purchased directly through the Transfer Agent, (3) any participant in a tax qualified plan provided that the total initial amount invested by the plan totals $500,000 or more, or the plan has 100 or more employees eligible to participate at the time of purchase; (4) dealers, brokers and wholesalers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees; (5) employees and registered representatives (and their families) of dealers, brokers and wholesalers described above or financial institutions and their affiliates that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's family member); (6) one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons pursuant to a marketing program between the Distributor and such group; (7) dealers, brokers, registered investment advisers, bank trust departments or third party administrators or consultants that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients; (8) shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party; (9) shares purchased by the reinvestment of loan repayments by a participant in retirement plans; (10) shares purchased by the reinvestment of dividends or other distributions reinvested from a Fund; or (11) shares purchased and paid for with the proceeds of shares redeemed in the prior 60 days from an investment company on which an initial sales charge or contingent deferred sales charge was paid. The Class A Contingent Deferred Sales Charge may apply to categories 1, 3, 6 and 7 above.

     Waiver of Class A Contingent Deferred Sales Charge.
     The Class A contingent deferred sales charge is also waived if shares are redeemed, and the Transfer Agent is notified, in the following cases: (1) for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, (2) to return excess contributions made to employer sponsored tax qualified retirement plans, (3) to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the current account value at the time the Plan is initiated, (4) involuntary redemptions of shares by operation of law or under the procedures set forth in the Company's Articles of Incorporation or adopted by the Board of Directors, (5) in connection with retirement plans: (i) following the death or disability (as defined in the Code) of the participant or beneficiary (the death or disability must have occurred after the account was established); (ii) hardship withdrawals; (iii) distributions pursuant to a Qualified Domestic Relations Order, as defined in the Code; (iv) minimum distributions as required by section 401(a)(9) of the Code; (v) substantially equal periodic payments as described in Section 72(t) of the Code, and (vi) separation from service, or (6) for investors described under items 2, 4, 5, 8, 9 and 10 above under "Waiver of Class A Initial Sales Charge."

THE HARTFORD MUTUAL FUNDS, INC.                                               31
--------------------------------------------------------------------------------

     Distribution and Service Plan for Class A Shares.
     The Fund has adopted a Distribution and Service Plan for Class A shares to compensate the Distributor for the distribution of Class A shares and servicing the accounts of Class A shareholders. The Plan provides for periodic payments to brokers who provide services to accounts that hold Class A shares and for promotional and other sales related costs. The Distributor is compensated at an annual rate that may not exceed 0.35% of the average daily net asset value of Class A shares of the Fund some or all of which may be remitted to brokers. Up to .25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. The Rule 12b-1 fee for each Fund has been voluntarily capped at .30% through April 30, 1999. The cap may be removed at any time after such date.

     Purchases of Class B Shares.
     Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class B shares and some or all of the charge may be remitted to brokers. Because in most cases it is more advantageous for an investor to purchase Class A shares for amounts in excess of $500,000, orders for amounts of $500,000 or greater will be considered purchases of Class A shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                     CONTINGENT DEFERRED
                                     SALES CHARGE AS A %
        REDEMPTION DURING:           OF NET ASSET VALUE
        ------------------           -------------------
1st year after purchase............         5.0%
2nd year after purchase............         4.0%
3rd year after purchase............         3.0%
4th year after purchase............         3.0%
5th year after purchase............         2.0%
6th year after purchase............         1.0%
7th year after purchase............         None

     In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     The Distributor will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. The Distributor will also advance to dealers the first year service fee payable under a Fund's Class B Distribution Plan (see Distribution and Service Plan for Class B Shares below) at a rate of 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

     Waiver of Class B Contingent Deferred Sales Charge.
     The Class B contingent deferred sales charge will be waived if the shareholder requests it for any of the following redemptions: (1) to make distributions under a Systematic Withdrawal Plan for no more than 12% of the account value annually (measured from the date the Transfer Agent receives the request), (2) redemptions from accounts following the death or disability of a shareholder or the settlor of a living trust as long as the settlor or the settlor's spouse are the sole beneficiaries of the trust (the disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration), (3) redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary and such distributions are free from penalty under the Code,
(4) redemptions made to effect mandatory distributions under the Code after age 70 1/2 from a tax-deferred retirement plan, (5) redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans, including those qualified under Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from

 32                                              THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

penalty under the Code. The contingent deferred sales charge is also waived on Class B shares in the following cases: (i) shares issued in plans of reorganization to which the Fund is a party; or (ii) shares redeemed in involuntary redemptions as described below.

     Automatic Conversion of Class B Shares.
     Ninety-six months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the higher asset-based sales charge that otherwise applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. Under
Section 1036 of the Code, the automatic conversion of Class B shares will not result in a gain or loss to the Fund or to affected shareholders.

     Distribution and Service Plan for Class B Shares.
     The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for the distribution of Class B shares and servicing accounts of Class B shareholders. Some or all of this fee may be reallowed to broker-dealers for distribution and/or shareholder account services. Under the Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses.

     Purchases of Class C Shares.
     Class C shares are sold subject to an initial sales charge equal to 1% of the offering price. If you redeem Class C shares within 12 months of their purchase, a contingent deferred sales charge of 1% will also be deducted from the redemption proceeds. However, the contingent deferred sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions, and may be waived under certain circumstances. The current sales charge paid by investors and the investors' share of commissions paid to dealers and brokers for Class C shares for each Fund are as follows:

      FRONT-END         FRONT-END
        SALES             SALES     COMMISSION
     CHARGE AS A       CHARGE AS A      AS
     PERCENTAGE        PERCENTAGE   PERCENTAGE
     OF OFFERING        OF AMOUNT   OF OFFERING
        PRICE           INVESTED       PRICE
---------------------  -----------  -----------
        1.00%            1.01%        1.00%

     The Distributor will pay commissions to dealers of 2% of the purchase price of Class C shares purchased through dealers, 1% of which, as noted above, is paid by investors. As part of that 2% commission, the Distributor will advance to dealers the first year distribution fee payable under a Fund's Class C Distribution Plan (see Distribution and Service Plan for Class C Shares below) at a rate of 1% of the purchase price of such shares.

     The contingent deferred sales charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class C shares and some or all of the charge may be remitted to brokers. Because in most cases it is more advantageous for an investor to purchase Class A shares for amounts of $1,000,000 or more, orders for amounts of $1,000,000 or more of Class C shares will be treated as orders for the purchase of Class A shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

     Waiver of Class C Initial Sales Charge.
     No sales charge is imposed on Class C shares of each Fund purchased by the reinvestment of dividends or other distributions reinvested from a Fund or which are issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party.

     Waiver of Class C Contingent Deferred Sales Charge.
     The Class C contingent deferred sales charge will be waived if the shareholder requests it for any of the following redemptions: (1) to make distributions under a Systematic Withdrawal Plan for no more than 12% of the account value annually (measured from the date the Transfer Agent receives the request), (2) redemptions from accounts following the death or disability of a shareholder or the settlor of a living trust as long as the settlor or the settlor's spouse are the sole beneficiaries of the trust (the disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration), (3) redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary and such distributions are free from penalty under the Code,
(4) redemptions made to effect mandatory distributions under the Code after age 70 1/2 from a tax-deferred

THE HARTFORD MUTUAL FUNDS, INC.                                               33
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retirement plan, (5) redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans, including those qualified under Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code. The contingent deferred sales charge is also waived on Class C shares in the following cases: (i) shares issued in plans of reorganization to which the Fund is a party or (ii) shares redeemed in involuntary redemptions as described below.

     No Conversion of Class C Shares.
     Class C shares do not convert to any other class of shares of a Fund.

     Distribution and Service Plan for Class C Shares.
     The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for the distribution of Class C shares and servicing accounts of Class C shareholders. Some or all of this fee may be reallowed to broker-dealers for distribution and/or shareholder account services. Under the Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares that are outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses.

                            PURCHASE CONSIDERATIONS

     You should consider a number of factors when deciding which class of shares of a Fund to purchase, including the dollar amount you anticipate investing in a Fund, the length of time you plan to hold the shares and any other factors that are relevant to your investment plan. The main differences among the Class A, Class B and Class C shares include the amount of the initial sales charge for purchasing shares and the ongoing operating expenses of a Fund. Other relevant factors include the contingent deferred sales charge and conversion rights, if any, which apply to a particular class of shares. Investors should understand that the ongoing distribution fees of a Fund and any applicable contingent deferred sales charge serve the same purpose as does the initial sales charge, which is to cover the expenses the Distributor incurs in connection with the sale of shares.

     Class A shares may be appropriate for investors who prefer to pay an initial sales charge at the time they purchase the shares because they may redeem those shares at any time without paying a contingent deferred sales charge. Because it is generally advantageous for investors who qualify to purchase Class A shares at a reduced or no initial sales charge, orders of $500,000 or more of Class B shares or $1 million or more of Class C shares at one time, or by investors who qualify for a waiver of the initial sales charge on Class A shares, will be treated as orders for the purchase of Class A shares. However, as described above, investors who purchase Class A shares without an initial sales charge may be subject to a contingent deferred sales charge. Because the Rule 12b-1 fee for Class A shares is lower than the Rule 12b-1 fee for Class B and Class C shares, investors are likely to receive higher dividends on Class A shares than on Class B or Class C shares.

     Class B shares may be appropriate for investors who have a long-term investment horizon and prefer to have all of their purchase amount invested in a Fund immediately because Class B shares do not have an initial sales charge. Class B shares may, however, be subject to a contingent deferred sales charge upon redemption, which depends on the number of years since the date on which an investor purchased the shares. Investors are likely to receive lower dividends on Class B shares than on Class A shares because the Rule 12b-1 fee for Class B shares is higher than the Rule 12b-1 fee for Class A shares. Since the entire purchase amount is invested in a Fund immediately, there is the potential that the investment return on Class B shares may totally or partially offset the higher annual expenses of Class B shares compared to those of the Class A shares. There can be no assurance, however, that this result would occur because the future performance of a Fund cannot be predicted. Class B shares automatically convert to Class A shares as described above and, therefore, give investors the benefit of lower operating expenses after the conversion.

     Class C shares may be appropriate for investors who are uncertain about the length of time they plan to hold their shares. Investors are likely to receive lower dividends on Class C shares than on Class A shares because the Rule 12b-1 fee for Class C shares is higher than the Rule 12b-1 fee for Class A shares. Class C shares may also be subject to a contingent deferred sales charge upon redemption, which depends on the number of months since the date on which an investor purchased the shares. Since most of the purchase amount is invested in a Fund immediately, there is the potential that the investment return on Class C shares may totally or partially offset the higher annual expenses of Class C shares compared to those of the Class A shares. There can be no assurance, however, that this result would occur because the future performance of a Fund cannot be predicted. Class C shares do not convert to any other class of shares of a Fund, which means that investors who hold Class C shares, instead of Class B shares, for the same length of time as is required for the Class B shares to convert to Class A shares would not get the benefit of the lower operating expenses of the Class A shares that investors who hold the Class B shares would get after the conversion. In addition, investors would have paid an initial sales charge on their purchase of Class C shares that they would not have paid on their purchase of Class B shares.

 34                                              THE HARTFORD MUTUAL FUNDS, INC.
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                   SPECIAL INVESTMENT PROGRAMS AND PRIVILEGES

     One easy way to pursue your financial goals is to invest money regularly. The Company offers convenient services that let you transfer money into your account, or between accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals. Certain restrictions apply. These privileges may be selected at the time of your initial investment or at a later date. Please call 1-888-843-7824 for more information and application forms for any of the privileges described below.

     Electronic Transfers through Automated Clearing House ("ACH") allow you to initiate a purchase or redemption for as little as $100 or as much as $50,000 between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

     Automatic Investment Plans
     let you make regular monthly or quarterly investments through an automatic withdrawal from your bank account ($25 minimum per Fund) and you can enroll when you establish your account. Sales charges will apply.

     Dollar Cost Averaging Investment Programs ("DCA") let you set up monthly or quarterly exchanges in amounts of $100 or more from one Fund to the same class of shares of any other Fund. Sales charges may apply where a shareholder invests in the Money Market Fund and then seeks to exchange into a Fund where sales charges are applicable. Use of DCA permits the purchase of shares of a Fund on a scheduled basis which protects the investor from the risk of making all or substantially all of an investment prior to a significant market decline. All shareholder accounts involved in a DCA Program must have identical registrations.

     Automatic Dividend Diversification

     ("ADD") lets you automatically reinvest dividends and capital gain distributions paid by one Fund into shares of the same class of another Fund. The number of shares purchased through ADD will be determined by using the net asset value of the Fund in which dividends will be reinvested next computed after the dividend payment is made. All shareholder accounts involved in an ADD program must have identical registrations.

     Exchange Privilege.
     You may exchange your shares of a Fund for shares of the same class of any other Fund. In the case of exchanges from the Class A shares of the Money Market Fund to Class A shares of another Fund, sales charges will apply unless you paid an initial sales charge earlier. You should consider the differences in investment objectives and expenses of a Fund as described in this prospectus before making an exchange. Shares are normally redeemed from one Fund and purchased from the other Fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.

     Exchanges are taxable transactions and may be subject to special tax rules about which you should consult your own tax adviser. For complete policies and restrictions governing exchanges, including fees and circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "How to Exchange Shares."

     Systematic Withdrawal Plans
     let you set up monthly, quarterly, semi-annual or annual redemptions from any account with a value of $5,000 or more. You may direct the Company to make regular payments in fixed dollar amounts of $50 per Fund or more, or in an amount equal to the value of a fixed number of shares (5 shares or more). Payments can be directed to the shareholder or to someone other than the registered owners(s) of the account. If this privilege is requested when the account is established, no signature guarantee is needed. If this privilege is added to an existing account and payments are directed to someone other than the registered owners(s) of the account, a signature guarantee is required on the Systematic Withdrawal Plan application. The Company reserves the right to institute a charge for this service. Systematic Withdrawal Plans for Class B and Class C shares of a Fund and for Class A shares subject to a CDSC are permitted only for payments that are no more than 12% of the account value annually (measured from the date the Transfer Agent receives the request).

     Maintaining a Systematic Withdrawal Plan at the same time regular additional investments are being made into Class A or Class C shares of any Fund, except the Class A shares of the Money Market Fund, is not recommended because a sales charge will be imposed on the new shares at the same time shares are being redeemed to make the periodic payments under the Systematic Withdrawal Plan.

     Reinvestment Privilege.
     If you redeem some or all of your Class A or Class B shares of a Fund, you have up to 180 days to reinvest all or part of the redemption proceeds in Class A shares only without paying a sales charge. If you redeem some or all of your Class C shares, you have up to 180 days to reinvest all or a part of the redemption proceeds in Class C shares only without paying a sales charge. In any case, this privilege applies only to redemptions of shares on which an initial or deferred sales charge was paid or to redemptions of Class A, Class B and Class C shares of the Fund that you purchased by reinvesting dividends or distributions. You must be sure

THE HARTFORD MUTUAL FUNDS, INC.                                               35
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to ask the Transfer Agent for this privilege when you send your payment.

     Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. A number of different retirement plans can be used by individuals and employers including IRAs, 403(b) Custodial Plans, SEPIRAs, SIMPLE IRAs, 401(k) and 457 plans. Please call the Transfer Agent for the Company's plan documents, which contain important information and applications.

                              HOW TO REDEEM SHARES

     You can arrange to take money out of your account on any regular business day by redeeming some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received in good order by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's Checkwriting privilege (for Class A shares of the Money Market Fund only), by telephone, by bank transfer (ACH) or by wire transfer. You can also set up Systematic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-888-843-7824 for assistance.

     Retirement Accounts.
     If you hold Fund shares through a retirement account, call the Transfer Agent in advance for additional information and any necessary forms. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee.

     Certain Requests Require a Signature Guarantee.
     To protect you and the Company from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee in the discretion of the Fund or Transfer Agent):

     - You wish to redeem more than $50,000 worth of shares and receive a check

     - A redemption check is not payable to all shareholders listed on the account statement

     - A redemption check is not sent to the address of record on your statement

     - Shares are being transferred to a Fund account with a different owner or name

     - Shares are redeemed by someone other than the owners (such as an Executor)

     Redeeming Shares by Mail.
     Write a "letter of instruction" that includes:

     - Your name

     - The Fund's name

     - Your Fund account number (from your account statement)

     - The dollar amount or number of shares to be redeemed

     - Any special payment instructions

     - The signatures of all registered owners exactly as the account is registered, and

     - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

       Use the following address for requests by mail:
       The Hartford Mutual Funds, Inc.
       P.O. Box 8416
       Boston, MA 02266-8416

       Send courier or Express Mail requests to:
       Boston Financial Data Services
       Attn.: The Hartford Mutual Funds, Inc.
       66 Brooks Drive
       Braintree, MA 02184

     Redeeming Shares by Telephone.
     You may also redeem shares by telephone by calling 1-888-843-7824. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of the NYSE that day, which is normally 4:00 P.M., Eastern Time. Shares held in tax-qualified retirement plans may not be redeemed by telephone. You may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account, you may have the proceeds wired to that bank account.

     Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

     Telephone Redemptions Through Bank-Linked Accounts. If you have selected the option on your account application, you may link your Fund account to your bank account.

 36                                              THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

Normally the ACH wire to your bank is initiated on the business day after the redemption.

     Checkwriting. (Class A shares of the Money Market Fund Only) To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards. Signature cards must be signed by all owners of the account and returned to the Transfer Agent. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. Checks must be written for at least $100. Checks cannot be paid if they are written for more than your account value. You may not write a check that would require the Fund to redeem shares that were purchased by check or through the Automatic Investment Plan payments within the prior 15 days. Checks should not be used if you have changed your Fund account number. You cannot close your account by writing a check.

     Redeeming Shares Through Your Broker. The Distributor has made arrangements to redeem Fund shares from brokers on behalf of their customers. Brokers may charge for that service. The Distributor, acting as agent for the Fund, stands ready to redeem each Fund's shares upon orders from brokers at the offering price next determined after receipt of the order.

     The Transfer Agent may delay forwarding a check or processing a payment via bank linked account for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased.

     You may be charged a fee of up to $8 for wire transfers of redemption proceeds of less than $50,000, which will be deducted from such proceeds. There is no fee for ACH transfers.

                             HOW TO EXCHANGE SHARES

     In most cases, shares of a Fund may be exchanged for shares of the same class of other Funds at net asset value per share at the time of exchange. However, a sales charge may apply to an exchange from the Money Market Fund (see below). Exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of shares of the other Fund. Exchanges may be requested in writing or by telephone.

     For written exchange requests you should submit The Hartford Mutual Funds exchange request form, signed by all owners of the account. Send the form to the Transfer Agent at the addresses listed in "How to Sell Shares."

     For telephone exchange requests you should call 1-888-843-7824. Telephone exchanges may be made only between accounts that are registered with the same names and address.

     All exchanges are subject to the following restrictions:

     The Fund you are exchanging into must be registered for sale in your state.

     You may exchange only between Funds that are registered in the same name, address and taxpayer identification number.

     You may only exchange for shares of the same class of another Fund.

     If you wish to make more than 12 exchanges in a 12-month period, an exchange fee of $10 per exchange will be charged. Any exchange fees will be paid directly to the Fund from which shares have been redeemed. Exchanges made pursuant to the Dollar Cost Averaging Program are not subject to this fee or limitation. The minimum amount you may exchange from one Fund into another is $500 or the entire balance if less.

     Exchanges of shares of the Class A shares of the Money Market Fund for shares of any other Fund which carry a front-end sales charge are subject to the sales charge applicable to such other Fund. Class A shares of the Money Market Fund acquired by exchange of shares of another Fund on which a front-end sales charge was previously paid or which are subject to a CDSC are exchanged at net asset value. However, Class A shares of the Money Market Fund acquired through an exchange of shares which are subject to a CDSC will continue to be subject to a CDSC upon redemption. The rate of this charge will be the rate in effect for the original shares at the time of exchange without counting the time such shares were held as Money Market Fund shares. Investors who initially purchased Class A shares of the Bond Income Strategy Fund, have held such shares for less than six months and exchange shares of the Bond Income Strategy Fund for Class A shares of any other Fund except the Money Market Fund, must pay the difference between the Bond Income Strategy Fund sales charge and the sales charge of the Fund shares being acquired.

     Except as noted above, you may exchange your shares of other Funds for shares of the same class of any other Fund without the imposition of a sales charge. With respect to Class B or Class C shares, if you exchange such shares for Class B or Class C shares, respectively, of another Fund, the CDSC will be calculated based on the date on which you acquired the original Class B or Class C shares. You will not be charged a CDSC at the time of the exchange.

     Each Fund reserves the right to refuse or delay exchanges by any person or group if, in HIMCO's or Wellington Management's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting signifi-

THE HARTFORD MUTUAL FUNDS, INC.                                               37
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cant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund.

     Although a Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Each Fund reserves the right to terminate or modify the exchange privilege in the future.

     Shares are normally redeemed from one Fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined for each class of shares for each Fund as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each regular business day (as previously defined) by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class outstanding. The assets of each Fund (except the Money Market Fund) are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Directors believes accurately reflects fair value. The assets of the Money Market Fund are valued at their amortized cost pursuant to procedures established by the Board of Directors. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. With respect to all Funds, short-term investments that will mature in 60 days or less are also valued at amortized cost, which approximates market value.

                     SHAREHOLDER ACCOUNT RULES AND POLICIES

     The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors or HIFSCO at any time the Board or HIFSCO believes it is in the Fund's best interest to do so.

     Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine. If the Company does not use reasonable procedures the Company may be liable for losses due to unauthorized transactions, but otherwise the Company will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     Purchase, redemption or exchange requests will not be honored until the Transfer Agent receives all required documents in proper form.

     Share certificates will not be issued for the Company's shares.

     Brokers that can perform account transactions for their clients through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of a Fund if the dealer performs any transaction erroneously or improperly.

     All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a third party check.

     Payment for redeemed shares is forwarded ordinarily by check or through the bank-linked service (as elected by the shareholder) within 7 calendar days after the business day on which the Transfer Agent receives redemption instructions in proper form. Payment will be forwarded within 3 business days for accounts registered in the name of a broker-dealer. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading is restricted or as permitted by the Securities and Exchange Commission. The Transfer Agent may delay forwarding a check or processing a payment via bank linked account for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 calendar days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check. If the purchase payment does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its Transfer Agent have incurred.

     Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $1,000 as a result of shareholder action such as a redemption or transfer and at least 30 days notice has been given to the shareholder.

     Under unusual circumstances shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "Purchase and Redemption of Shares" in the Statement of Additional Information for more details.

 38                                              THE HARTFORD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

     "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

     The Company does not charge a transaction fee, but if your broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B or Class C shares.

                         INVESTOR INFORMATION SERVICES

     The Fund provides 24-hour access via a toll-free number (1-888-843-7824) for the following information and services:

Fund Information

     - Investment objectives

     - Performance

     - Share prices

Account Information

     - Current balances

     - Last purchase or sale transaction

     - Last dividend distribution

Transaction Services

     - Exchanges

     - Redemptions

     - Duplicate tax forms

     - Confirmation statements

     In addition, telephone representatives are available during normal business hours (8:00 A.M. to 6:00 P.M. Eastern Time) to provide the information and services you need.

     Call 1-888-843-7824 for the above information or if you need additional copies of financial reports or historical account information. There may be a small charge for historical account information for prior years.

     Confirmation statements will be generated after every transaction (except reinvestments, automatic investments and automatic payroll investments) that affect your account balance or your account registration. Quarterly consolidated account statements will be sent for all accounts. It is the responsibility of the shareholder to review the accuracy of transactions and to notify the transfer agent of any errors within 15 days of the date of the confirmation. Financial reports will be generated for the Fund every six months.

                            MANAGEMENT OF THE FUNDS

                              MANAGEMENT SERVICES

     Hartford Investment Financial Services Company ("HIFSCO") serves as investment manager to each Fund pursuant to an investment management agreement dated July 22, 1996, as amended. As of June 30, 1998, HIFSCO held discretionary management authority with respect to approximately $1.7 billion of client assets. HIFSCO also provides administrative personnel, services, equipment and facilities and office space for the proper operation of the Company. HIFSCO has contracted with Wellington Management for the provision of day-to-day investment management services to the Small Company Fund, Capital Appreciation Fund, MidCap Fund, International Opportunities Fund, Global Leaders Fund, Stock Fund, Growth and Income Fund, Dividend and Growth Fund and Advisers Fund in accordance with each Fund's investment objective and policies. In addition, HIFSCO has contracted with HIMCO for the provision of day-to-day investment management and other services for the High Yield Fund, Bond Income Strategy Fund and Money Market Fund. Each Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management or HIMCO.

                                MANAGEMENT FEES

     Each Fund pays a monthly management fee to HIFSCO based on a stated percentage of the Fund's average daily net asset value as follows:

MONEY MARKET FUND

            NET ASSET VALUE                ANNUAL RATE
            ---------------                -----------
First $500,000,000......................      0.50%
Next $500,000,000.......................      0.45%
Amount Over $1 Billion..................      0.40%

BOND INCOME STRATEGY FUND

            NET ASSET VALUE                ANNUAL RATE
            ---------------                -----------
First $500,000,000......................      0.65%
Next $500,000,000.......................      0.55%
Amount Over $1 Billion..................      0.50%

THE HARTFORD MUTUAL FUNDS, INC.                                               39
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SMALL COMPANY FUND, MIDCAP FUND,
INTERNATIONAL OPPORTUNITIES FUND AND GLOBAL LEADERS FUND

            NET ASSET VALUE                ANNUAL RATE
            ---------------                -----------
First $500,000,000......................      0.85%
Next $500,000,000.......................      0.75%
Amount Over $1 Billion..................      0.70%

CAPITAL APPRECIATION FUND, STOCK FUND AND GROWTH AND INCOME FUND

            NET ASSET VALUE                ANNUAL RATE
            ---------------                -----------
First $500,000,000......................      0.80%
Next $500,000,000.......................      0.70%
Amount Over $1 Billion..................      0.65%

DIVIDEND AND GROWTH FUND, ADVISERS FUND AND HIGH YIELD FUND

            NET ASSET VALUE                ANNUAL RATE
            ---------------                -----------
First $500,000,000......................      0.75%
Next $500,000,000.......................      0.65%
Amount Over $1 Billion..................      0.60%

     HIFSCO, 200 Hopmeadow Street, Simsbury, Connecticut 06089, is an indirect majority-owned subsidiary of The Hartford and was organized under the laws of Delaware in 1996. The Hartford is a holding company for various insurance related subsidiaries including Hartford Fire Insurance Company, one of the largest insurance carriers in the United States. HL Investment Advisors, Inc., an affiliate of HIFSCO, serves as investment manager to several other SEC registered funds sponsored by The Hartford affiliates and which are primarily available through the purchase of variable annuity or variable life contracts.

     Certain officers of the Funds are also officers and directors of HIFSCO and/or HIMCO; Lowndes A. Smith, Chairman of the Board of the Company, is a Director and President of HIFSCO; Joseph H. Gareau, President and a Director of the Company, is a Director and the Executive Vice President of HIFSCO and a Director and President of HIMCO; Thomas M. Marra, Vice President of the Company is a Director and Executive Vice President of HIFSCO; Peter W. Cummins, Vice President of the Company is a Director and Vice President of HIFSCO; Andrew W. Kohnke, Vice President of the Company, is a Director and Vice President of HIFSCO and a Managing Director and Director of HIMCO; George R. Jay, Treasurer and Controller of the Company is Controller of HIFSCO; Charles M. O'Halloran, Vice President and Secretary of the Company, is a Director, Secretary and General Counsel of HIMCO and Kevin J. Carr, Assistant Secretary and Counsel of the Company, is Assistant Secretary of HIFSCO.

                   INVESTMENT SUB-ADVISORY AND OTHER SERVICES


     Wellington Management serves as investment sub-adviser to the Small Company Fund, Capital Appreciation Fund, MidCap Fund, International Opportunities Fund, Global Leaders Fund, Stock Fund, Growth and Income Fund, Dividend and Growth Fund, and Advisers Fund pursuant to an investment sub-advisory agreement, dated as of July 22, 1996, as amended. In addition, HIMCO provides day-to-day investment management and other services to HIFSCO on behalf of the High Yield Fund, Bond Income Strategy Fund and Money Market Fund pursuant to an investment services agreement dated March 3, 1997, as amended.


     In connection with the services provided to Funds, Wellington Management and HIMCO make all determinations with respect to the purchase and sale of portfolio securities (subject to the terms and conditions of the investment objectives, policies and restrictions of these Funds and to the general supervision of the Company's Board of Directors and HIFSCO) and places, in the name of the Funds, all orders for execution of these Funds' portfolio transactions. In conjunction with such activities, Wellington Management and HIMCO regularly furnish reports to the Company's Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

     For services rendered to these Funds, Wellington Management charges a quarterly fee to HIFSCO. The Funds will not pay Wellington Management's fee nor any part thereof, nor will the Funds have any obligation or responsibility to do so. Wellington Management has agreed to waive a portion of its fees during the start-up phase of the Funds as described in the SAI. Wellington Management's quarterly fee is based upon the following annual rates as applied to the average of the calculated daily net asset value of each Fund that it sub-advises:

SMALL COMPANY FUND, CAPITAL APPRECIATION FUND,
MIDCAP FUND, INTERNATIONAL OPPORTUNITIES FUND AND GLOBAL LEADERS FUND

             NET ASSET VALUE               ANNUAL RATE
             ---------------               -----------
First $50,000,000........................     0.40%
Next $100,000,000........................     0.30%
Next $350,000,000........................     0.25%
Next $500,000,000........................     0.20%
Over $1 Billion..........................    0.175%

 40                                              THE HARTFORD MUTUAL FUNDS, INC.
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GROWTH AND INCOME FUND, DIVIDEND AND GROWTH FUND, STOCK FUND AND ADVISERS FUND

             NET ASSET VALUE               ANNUAL RATE
             ---------------               -----------
First $50,000,000........................    0.325%
Next $100,000,000........................    0.250%
Next $350,000,000........................    0.200%
Next $500,000,000........................    0.150%
Over $1 Billion..........................    0.125%

     Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of June 30, 1998, Wellington Management held discretionary management authority with respect to approximately $201 billion of client assets. Wellington Management, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

     HIMCO is a professional money management firm which provides services to investment companies, employee benefit plans and its affiliated insurance company accounts. HIMCO was incorporated in 1996 and is a wholly owned subsidiary of The Hartford. As a corporate affiliate of HIFSCO, HIMCO is reimbursed by HIFSCO for the costs it incurs in providing such services to the High Yield Fund, Bond Income Strategy Fund and Money Market Fund.

                               PORTFOLIO MANAGERS

     Mark S. Waterhouse, Vice President of Wellington Management Company, LLP, serves as portfolio manager to the Small Company Fund. Mr. Waterhouse joined Wellington Management in 1995 as associate portfolio manager of the Hartford Capital Appreciation HLS Fund, Inc., a variable insurance product mutual fund sponsored by The Hartford. Prior to joining Wellington Management in 1995, Mr. Waterhouse was a portfolio manager with the Pioneer Group. He was previously a financial analyst at GTE Service Corporation from 1984.

     Saul J. Pannell, Senior Vice President of Wellington Management, serves as portfolio manager to the Capital Appreciation Fund. Mr. Pannell has been a portfolio manager with Wellington Management since 1979.

     Phillip H. Perelmuter, Vice President of Wellington Management, serves as portfolio manager to the MidCap Fund. Mr. Perelmuter joined Wellington Management in 1995 as associate portfolio manager of Hartford Stock HLS Fund, Inc. and Hartford Advisers HLS Fund, Inc. Prior to joining Wellington Management, Mr. Perelmuter was Vice President of Institutional Equity Sales at CS First Boston Corporation (1988-1995), and a financial consultant at Merrill Lynch & Company (1983-1986). Mr. Perelmuter has over eleven years of experience in the investment industry.

     The International Opportunities Fund is managed by Trond Skramstad, Senior Vice President of Wellington Management and Chairman of the firm's Global Equity Strategy Group, a group of senior investment professionals focused on global investing. Andrew S. Offit, Vice President of Wellington Management, is Associate Portfolio Manager, in addition to serving as one of the portfolio managers of the Global Leaders Fund. Prior to joining Wellington Management in 1993, Mr. Skramstad was an international equity portfolio manager at Scudder, Stevens & Clark since 1990.

     Rand L. Alexander, Senior Vice President of Wellington Management, serves as portfolio manager to the Stock Fund and as one of the portfolio managers to the Advisers Fund and the Global Leaders Fund. Mr. Alexander holds a CFA and has been a portfolio manager with Wellington Management since 1990.

     James A. Rullo, CFA and Vice President of Wellington Management, serves as portfolio manager to the Growth and Income Fund. Prior to joining Wellington Management in 1994 as a quantitative analyst and portfolio manager, Mr. Rullo was a portfolio manager with PanAgora Asset Management from 1991 to 1994 and prior to that with The Boston Company from 1987.

     Laurie A. Gabriel, CFA and Senior Vice President of Wellington Management, serves as portfolio manager to the Dividend and Growth Fund. Ms. Gabriel joined Wellington Management in 1976. She has been a portfolio manager with Wellington Management since 1987.

     The Advisers Fund is managed by Paul D. Kaplan, Senior Vice President of Wellington Management, and Rand L. Alexander. Mr. Kaplan has been a portfolio manager with Wellington Management since 1982 and manages the fixed income component of the Advisers Fund. Rand L. Alexander, who is portfolio manager to the Stock Fund, manages the equity component of the Advisers Fund and is one of the portfolio managers to the Global Leaders Fund.

     Andrew S. Offit, Vice President of Wellington Management, serves as one of the portfolio managers to the Global Leaders Fund and as Associate Portfolio Manager to the International Opportunities Fund. Prior to joining Wellington Management in 1997, Mr. Offit was a portfolio manager at Chestnut Hill Management during 1997, and at Fidelity Investments since 1987.

     The Bond Income Strategy Fund and High Yield Fund are managed by Alison D. Granger. Ms. Granger, a Senior Vice President of HIMCO, joined HIMCO in 1993 as a senior corporate bond trader. She became Director of Trading in 1994 and a portfolio manager in 1995. Prior to joining HIMCO, Ms. Granger was a corporate bond portfo-

THE HARTFORD MUTUAL FUNDS, INC.                                               41
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lio manager at The Home Insurance Company and Axe-Houghton Management. Ms. Granger holds a CFA and has over eighteen years of experience with fixed income investments.

                               PORTFOLIO TURNOVER

     Each Fund may sell a portfolio investment soon after its acquisition if HIMCO and/or Wellington Management believe that such a disposition is in the Fund's best interest. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial capital gains; distributions derived from such gains may be treated as ordinary income for Federal income tax purposes. For the fiscal year ended December 31, 1997, the portfolio turnover rate of each Fund in operation as of that date was below 100% except for the Bond Income Strategy Fund, Capital Appreciation Fund and Small Company Fund, which were 220%, 120% and 255%, respectively.

                             BROKERAGE COMMISSIONS

     Although the Rules of Fair Practice of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers who sell shares of the Company. HIMCO or Wellington Management may also select an affiliated broker-dealer to execute transactions for the Company, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

                            DIVIDENDS, CAPITAL GAINS
                                   AND TAXES


     Dividends. Each Fund intends to distribute substantially all of its net income and capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Small Company Fund, Capital Appreciation Fund, MidCap Fund, International Opportunities Fund, Global Leaders Fund and Stock Fund will be declared and paid annually; dividends from the net investment income of the Growth and Income Fund, Dividend and Growth Fund and Advisers Fund will be declared and paid quarterly; dividends from the net investment income of the Bond Income Strategy Fund and High Yield Fund will be declared and paid monthly and dividends from net investment income of the Money Market Fund will be declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.


     Distribution Options.
     When you open your account, specify on your application how you want to receive your distributions. For The Hartford Mutual Funds retirement accounts, all distributions are reinvested. For other accounts, you have five options:

     Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long term capital gains distributions in additional shares of the Fund.

     Reinvest Income Dividends Only. You can elect to reinvest investment income dividends in a Fund while receiving capital gains distributions by check or sent to your bank account.

     Reinvest Capital Gains Only. You can elect to reinvest capital gains in the Fund while receiving dividends by check or sent to your bank account.

     Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gain distributions or have them sent to your bank.

     Reinvest Your Distributions in Another Hartford Mutual Funds Account. You can reinvest all distributions in another Hartford Mutual Funds account you have established.

     Taxes.
     If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Adjusted net capital, mid-term and qualified five-year gains are taxable as such when distributed to shareholders. It does not matter how long you hold your shares. Dividends paid from short term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

     "Buying a Dividend". When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares just before the Fund declares a capital gains distribution or dividend, you will pay the full price for

 42                                              THE HARTFORD MUTUAL FUNDS, INC.
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the shares and then receive a portion of the price back as a taxable dividend or capital gain.

     Taxes on Transactions. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

     Returns of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the SAI, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                          OWNERSHIP AND CAPITALIZATION
                                 OF THE COMPANY

                                 CAPITAL STOCK

     As of the date of this Prospectus, the authorized capital stock of the Company consisted of the following shares of a par value of $.001 per share:
Small Company Fund, 300 million; Capital Appreciation Fund, 300 million; MidCap Fund, 300 million; International Opportunities Fund, 300 million; Global Leaders Fund, 300 million; Stock Fund, 300 million; Growth and Income Fund, 300 million; Dividend and Growth Fund, 300 million; Advisers Fund, 400 million; High Yield Fund, 300 million; Bond Income Strategy Fund, 300 million; and Money Market Fund, 800 million.

     The Board of Directors is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify the Funds into one or more classes. Accordingly, the Directors have authorized the issuance of four classes of shares of each of the Funds designated as Class A, Class B, Class C and Class Y shares. The shares of each class represent an interest in the same portfolio of investments of the respective Funds and have equal rights as to voting, redemption, dividends and liquidation. However, each class bears different sales charges, distribution and transfer agency fees and related expenses, different exchange privileges and each class has exclusive voting rights with respect to its respective Rule 12b-1 plan.

                                     VOTING

     Each shareholder is entitled to one vote for each share of the Funds held upon all matters submitted to the shareholders generally. Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law.

                              GENERAL INFORMATION

                            REPORTS TO SHAREHOLDERS

     The Funds will issue unaudited semiannual reports showing current investments in each Fund and other information and annual financial statements examined by independent auditors for the Funds.

                                  DISTRIBUTOR

     Hartford Securities Distribution Company (the "Distributor") currently serves as the Company's primary distributor. HIFSCO, which serves as the investment manager to each Fund, will replace HSD as Distributor upon approval by regulatory authorities.

                                 TRANSFER AGENT

     Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, MA 02184 serves as transfer agent to the Company.

                                   CUSTODIAN

     State Street Bank and Trust Company serves as custodian of each Fund's assets.

                                 CLASS Y SHARES

     The Company also offers Class Y Shares which are available only to the following types of institutional investors: (i) tax qualified plans which have
(A) at least $10 million in plan assets, or (B) 750 or more employees eligible to participate at the time of purchase, (ii) banks and insurance companies purchasing shares for their own account; (iii) investment companies; (iv) tax-qualified retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates.

THE HARTFORD MUTUAL FUNDS, INC.                                               43
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     Class Y shares are available to eligible institutional investors at net asset value without the imposition of an initial or deferred sales charge and are not subject to ongoing distribution fees imposed under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The minimum initial investment in Class Y shares is $1,000,000, but this requirement may be waived at the discretion of the Fund's officers. The differences is class expenses may affect performance.

     The Systematic Withdrawal Plan, Dollar Cost Averaging Plan, Automatic Dividend Diversification Plan and Automatic Investment Plan are not available for Class Y shares.

     If you are considering a purchase of Class Y shares of a Fund, please call the Transfer Agent, at 1-888-843-7824 to obtain information about eligibility.

                            REQUESTS FOR INFORMATION

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the SEC's office in Washington, D.C. Statements contained in the Prospectus as to the contents of any contract or other document referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified, in all respects by such reference.

     For additional information, write to The Hartford Mutual Funds, Inc., P.O. Box 8416, Boston, MA. 02266-8416, or call 1-888-843-7824.

     NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUNDS TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH OFFER.

 44                                              THE HARTFORD MUTUAL FUNDS, INC.
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                                    APPENDIX

                          CREDIT QUALITY DISTRIBUTION

  BOND INCOME STRATEGY FUND
     The average quality distribution of the portfolio of The Hartford Bond Income Strategy Fund as of December 31, 1997 as assigned by Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poors"), was as follows:

    QUALITY                           QUALITY
DISTRIBUTION AS                   DISTRIBUTION AS
  ASSIGNED BY     PERCENTAGE OF     ASSIGNED BY      PERCENTAGE OF
    MOODY'S         PORTFOLIO     STANDARD & POORS     PORTFOLIO
---------------   -------------   ----------------   -------------
    Aaa               47.81%          AAA                48.52%
    Aa                 5.70%          AA                  7.87%
     A                 9.85%           A                  7.38%
    Baa                7.79%          BBB                 9.82%
    Ba                23.96%          BB                 18.09%
     B                 2.51%           B                  4.72%
  Unrated              2.38%        Unrated               3.60%
                     -------                            -------
   Total             100.00%         Total              100.00%

                                     PART B

                 THE HARTFORD MUTUAL FUNDS, INC. (the "Company")


                         THE HARTFORD SMALL COMPANY FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                            THE HARTFORD MIDCAP FUND
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                             THE HARTFORD STOCK FUND
                       THE HARTFORD GROWTH AND INCOME FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                          THE HARTFORD ADVISERS FUND
                          THE HARTFORD HIGH YIELD FUND
                     THE HARTFORD BOND INCOME STRATEGY FUND
                         THE HARTFORD MONEY MARKET FUND


                  CLASS A, CLASS B, CLASS C AND CLASS Y SHARES



                                  P.O. Box 8416
                              Boston, MA 02266-8416
                                 1-888-843-7824



         This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the Company's Class A, Class B and Class C prospectus and Class Y prospectus. To obtain a free copy of either prospectus send a written request to: The Hartford Mutual Funds, Inc., P.O. Box 8416, Boston, MA 02266-8416 or call the number listed above.


Date of Prospectus: September 30, 1998
Date of Statement of Additional Information: September 30, 1998

TABLE OF CONTENTS                                                          PAGE

GENERAL INFORMATION...........................................................1
INVESTMENT OBJECTIVES AND POLICIES............................................1
MANAGEMENT OF THE COMPANY....................................................16
INVESTMENT ADVISORY ARRANGEMENTS.............................................24
FUND EXPENSES................................................................27
DISTRIBUTION ARRANGEMENTS....................................................28
DISTRIBUTION FINANCING PLANS.................................................29
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................ 32
DETERMINATION OF NET ASSET VALUE.............................................33
PURCHASE AND REDEMPTION OF SHARES........................................... 35
INVESTMENT PERFORMANCE.......................................................37
TAXES........................................................................46
CUSTODIAN....................................................................50
TRANSFER AGENT SERVICES......................................................50
INDEPENDENT PUBLIC ACCOUNTANTS...............................................50
OTHER INFORMATION............................................................50
FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS................................50
APPENDIX.................................................................... 51

                              GENERAL INFORMATION

         The Hartford Mutual Funds, Inc. (the "Company") is an open-end management investment company consisting of twelve separate diversified portfolios (each a "Fund" or together the "Funds"). This SAI relates to all twelve Funds. Hartford Investment Financial Services Company ("HIFSCO") is the investment manager to each Fund. HIFSCO is an indirect majority owned subsidiary of The Hartford Financial Services Group, Inc., ("The Hartford") an insurance holding company with over $130 billion in assets. In addition, Wellington Management Company ("Wellington Management") and The Hartford Investment Management Company ("HIMCO") provide the day-to-day investment management of the Funds.

                       INVESTMENT OBJECTIVES AND POLICIES>

A.       FUNDAMENTAL RESTRICTIONS OF THE FUNDS

         Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940 (the "1940 Act"), and as used in the Prospectus and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund.

         The investment objective, investment style and certain investment policies of each Fund are set forth in the Prospectus. Set forth below are the fundamental investment policies applicable to each Fund followed by the non-fundamental policies applicable to each Fund.

         Each Fund may not:

         1. Issue senior securities. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, obtaining of short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, short sales against the box, and the following practices when a segregated account has been established to cover such transactions or when an offsetting position has been established by the Fund are not deemed to be issuances of senior securities: the purchase or sale of permissible options and futures transactions (and the use of initial and maintenance margin arrangements with respect to futures contracts or related options transactions), the purchase or sale of securities on a when issued or delayed delivery basis, permissible borrowings entered into in accordance with the Fund's investment policies, and reverse repurchase agreements and mortgage dollar rolls.

         2. Borrow money, except from banks and then only if immediately after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. Although reverse repurchase agreements, mortgage dollar rolls, short sales against the box, futures contracts, options on futures contracts, securities or indices, when issued and delayed delivery transactions and securities lending are not subject to this restriction, in most cases a segregated account will be set up to cover such transactions.

         3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (e.g. real estate investment trusts)
(iii) invest in securities that are secured by real estate or interests therein,
(iv) purchase and sell mortgage-related securities, (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (vi) invest in real estate limited partnerships.

         5. Invest in commodities, except that a Fund may (i) invest in securities of issuers that invest in commodities, and (ii) engage in permissible options and futures transactions and forward foreign currency contracts, entered into in accordance with the Fund's investment policies.

         6. Make loans, except that a Fund (i) may lend portfolio securities in accordance with the Fund's investment policies in amounts up to 33-1/3% of the Fund's total assets taken at market value, (ii) enter into fully collateralized repurchase agreements, and (iii) purchase debt obligations in which the Fund may invest consistent with its investment policies.

         7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies, instrumentalities or authorities.

         In addition, each Fund will operate as a "diversified" fund within the meaning of the 1940 Act. This means that with respect to 75% of a Fund's total assets, a Fund will not purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if

         (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

         If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings under
Section 18(f)(1) of the 1940 Act shall be maintained in the manner contemplated by that Section.

         In order to permit the sale of shares of the Funds in certain states, the Board of Directors may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board of Directors determine that any such more restrictive policy is no longer in the best interest of a Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board of Directors may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board of Directors may, in its sole discretion, revoke such policy.

B.       NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS.

         The following restrictions are designated as non-fundamental and may be changed by the Board of Directors without the approval of shareholders.

         Each Fund may not:

         1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account or securities lending arrangements. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options is not deemed to be a pledge or other encumbrance.

         2. Purchase any securities on margin (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities (except short sales against the box) or maintain a short position. The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         3. Purchase securities which are illiquid if, as a result of any such purchase, more than 15% of its net assets (10% for the Money Market Fund) would consist of such securities.

         4. Purchase securities while outstanding borrowings exceed 5% of a Fund's total assets.

         5. Purchase interests in oil, gas, or other mineral exploration programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.

         6. Invest for the purpose of exercising control over or management of any company.

         If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

MISCELLANEOUS INVESTMENT PRACTICES

         A further description of certain of the policies described in the Prospectus is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES

         In addition to the Money Market Fund which may hold cash and invest in money market instruments at any time, all other Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management. Such Funds may invest up to 100% of their assets in cash or money market instruments only for temporary defensive purposes.

         Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

REPURCHASE AGREEMENTS

         Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company's Board of Directors has established standards for evaluation of the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements and monitors on a quarterly basis HIMCO and Wellington Management's compliance with such standards. Presently, each Fund may enter into repurchase agreements only with commercial banks with at least $1 billion in assets or with recognized government securities dealers with a minimum net capital of $100 million.

         HIMCO or Wellington Management will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.

         A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate.

REVERSE REPURCHASE AGREEMENTS

         Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will establish a segregated account with the Company's custodian bank in which a Fund will maintain cash, cash equivalents, U.S. government securities or other high quality debt securities equal in value to a Fund's obligations in respect of reverse repurchase agreements. A Fund will not enter into reverse repurchase transactions if the combination of all borrowings from banks and the value of all reverse repurchase agreements for the particular Fund equals more than 33-1/3% of the value the Fund's total assets.

DEBT SECURITIES

         Each Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed securities (Advisers Fund, High Yield Fund, Bond Income Strategy Fund and Money Market Fund only) and mortgage-related securities, including collateralized mortgage obligations ("CMO's") (Advisers Fund, High Yield Fund and Bond Income Strategy Fund only); and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers.

INVESTMENT GRADE DEBT SECURITIES

         Each Fund is permitted to invest in debt securities rated within the four highest rating categories (i.e., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P) (or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics.

HIGH YIELD-HIGH RISK DEBT SECURITIES

         Each of the Capital Appreciation Fund, MidCap Fund, Growth and Income Fund, Dividend and Growth Fund, International Opportunities Fund, Global Leaders Fund, Small Company Fund, Stock Fund, and Advisers Fund is permitted to invest up to 5% of its assets in securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated. The Bond Income Strategy Fund is permitted to invest up to 30% of its assets in securities rated in the highest level below investment grade (i.e., "Ba" for Moody's or "BB" by S&P), or if unrated, securities determined to be of comparable quality by HIMCO. Although the High Yield Fund is permitted to invest up to 100% of its total assets in securities rated below investment grade, no more than 10% of total assets will be invested in securities rated below B3 by Moody's or B- by S&P, or, if unrated, determined to be of comparable quality by HIMCO. Securities rated below investment grade are commonly referred to as "high yield-high risk debt securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. Descriptions of the debt securities ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of a Fund's shares. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

MORTGAGE-RELATED SECURITIES

         The mortgage-related securities in which the Advisers Fund, High Yield Fund and Bond Income Strategy Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties.

         The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. Evaluating the risks associated with prepayment and determining the rate at which prepayment is influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

         The mortgage securities in which each Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (i.e., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates. See "Illiquid Securities."

         Up to 25% of the value of the Bond Income Strategy Fund's total assets may be applied to mortgage dollar roll transactions. In a mortgage dollar roll a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will engage in "covered rolls" or, if not covered, the Fund will establish a segregated account with the Company's custodian consisting of cash, U.S. Government securities and other liquid, high quality debt securities. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

ASSET-BACKED SECURITIES

         The Advisers Fund, High Yield Fund, Bond Income Strategy Fund and Money Market Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited.

EQUITY SECURITIES

         Each Fund except the Bond Income Strategy Fund and High Yield Fund as described below and except the Money Market Fund may invest all or a portion of their assets in equity securities which include common stocks, preferred stocks (including convertible preferred stock) and rights to acquire such securities. In addition, these Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond Income Strategy Fund and High Yield Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Income Strategy Fund and High Yield Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

SMALL CAPITALIZATION SECURITIES

         All Funds except the Money Market Fund may invest in equity securities of companies with market capitalizations within the range represented by the Russell 2000 Index ("Small Capitalization Securities"). Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources. As a result, Small Capitalization Securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies.

NON-U.S. SECURITIES

         Each Fund is permitted to invest a portion of its assets in non-U.S. securities, including, in the case of permitted equity investments, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a non-U.S. issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities. When selecting securities of non-U.S. issuers, HIMCO or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

         The Advisers Fund, International Opportunities Fund, High Yield Fund and the Bond Income Strategy Fund are permitted to invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multinational institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with debt restructuring. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date may be purchased and sold in the secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European securities depositories. See also "High Yield-High Risk Debt Securities."

         Investing in securities issued by non-U.S. issuers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers. Less information may be available about non-U.S. issuers compared with U.S. issuers. For example, non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. In addition, the values of non-U.S. securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

         Investing in non-U.S. sovereign debt will expose a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligers in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

         From time to time, the International Opportunities Fund, Global Leaders Fund and High Yield Fund may invest up to 25%, 25% and 30%, respectively, of their assets in securities of issuers located in emerging countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

CURRENCY TRANSACTIONS

         Each Fund, except the Money Market Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

         Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based ON the notional difference between or among two or more currencies. See "Swap Agreements."

         The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deems to be creditworthy.

         The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

OPTIONS AND FUTURES CONTRACTS

         In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, to a lesser extent, to enhance returns, each Fund, except the Money Market Fund, may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options, futures and options on futures involving equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

         A Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

         The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on foreign securities the particular Fund holds in its portfolio or that it intends to purchase. For example, if a Fund enters into a contract to purchase securities denominated in foreign currency, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

         In addition, a Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices, all for the purpose of protecting against potential changes in the market value of portfolio securities or in interest rates. Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities.

         A Fund may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of a call option on particular securities or currency, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a segregated account consisting of cash, U.S. Government securities or other liquid, high grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. A Fund will cover any put option it writes on particular securities or currency by maintaining a segregated account with its custodian as described above.

         To hedge against fluctuations in currency exchange rates, a Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-U.S. security, the Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-U.S. security position. The Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire.

         The Funds also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-U.S. security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-U.S. securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-U.S. securities and in circumstances consistent with a Fund's investment objectives and policies.

         Options on indexes are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, a Fund will be required to deposit and maintain with a custodian cash or high-grade, liquid short-term debt securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or high-grade, liquid short-term debt securities equal in value to the deficiency.

         To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for "bona fide hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into. However, the "in-the-money" amount of such options may be excluded in computing the 5% limit. Adoption of this guideline will not limit the percentage of a Fund's assets at risk to 5%.

         Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Code. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, it may be that a Fund would have been in a better position had it not used such a strategy at all.

SWAP AGREEMENTS

         Each Fund, except the Money Market Fund, may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

         The Funds will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be U.S. Government Securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained by the Company's custodian in a segregated account. If a Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by HIMCO or Wellington Management, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Directors, to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

         The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms HIMCO or Wellington Management, as appropriate, believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the SEC to be illiquid securities.

         The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if HIMCO's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor. These activities are commonly used when managing derivative investments.

ILLIQUID SECURITIES

         Each Fund is permitted to invest in illiquid securities. No illiquid securities will be acquired if upon the purchase more than 10% of Money Market Fund's net assets or 15% of each other Fund's net assets would consist of such securities. "Illiquid Securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Each Fund may purchase certain restricted securities commonly known as Rule 144A securities that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors. A Fund may not be able to sell illiquid securities when HIMCO or Wellington Management considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. A sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

         Under current interpretations of the SEC Staff, the following types of securities in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

         Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, cash, U.S. Government securities or other liquid, high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; likewise a Fund will segregate securities sold on a delayed-delivery basis.

OTHER INVESTMENT COMPANIES

         Each Fund is permitted to invest in other investment companies. The investment companies in which a Fund would invest may or may not be registered under the 1940 Act. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act, a Fund will not purchase a security of an investment company if, as a result, (1) more than 10% of the Fund's assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund; or (3) more than 5% of the Fund's assets would be invested in any one such investment company.

PORTFOLIO SECURITIES LENDING

         Each of the Funds may lend its portfolio securities to broker/dealers and other institutions as a means of earning interest income. The borrower will be required to deposit as collateral, cash, cash equivalents, U.S. government securities or other high quality liquid debt securities that at all times will be at least equal to 100% of the market value of the loaned securities and such amount will be maintained in a segregated account of the respective Fund. While the securities are on loan the borrower will pay the respective Fund any income accruing thereon.

         Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times; and (2) the value of all loaned securities of any Fund is not more than 33-1/3% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

                           MANAGEMENT OF THE COMPANY

         The directors and officers of the Company and their principal business occupations for the last five years are set forth below. Those directors who are deemed to be "interested persons" of the Company, as that term is defined in the 1940 Act are indicated by an asterisk next to their respective names.

Name, Address, Age and Position with the Company

JOSEPH ANTHONY BIERNAT (age  71)
Director
30 Hurdle Fence Drive
Avon, CT 06001

Mr. Biernat served as Senior Vice President and Treasurer of United Technologies Corporation from 1984 until March, 1987, when he retired. He subsequently served as Executive Vice President of Boston Security Counselors, Inc., Hartford, Connecticut (1988-1989), and served as Vice President-Client Services of Wright Investors' Service, Bridgeport, Connecticut (1989-1990). Mr. Biernat presently is consulting to organizations on financial matters, with the majority of time spent with T.O. Richardson & Co., Farmington, Connecticut.

WINIFRED ELLEN COLEMAN (age 66)
Director 27 Buckingham Lane
West Hartford, CT 06117

Ms. Coleman has served as President of Saint Joseph College since 1991. She is a Director of LeMoyne College, St. Francis Hospital, Connecticut Higher Education Student Loan Administration, and The National Conference (Greater Hartford Board of Directors).

JOSEPH HARRY GAREAU* (age  51)
Director and President
55 Farmington Avenue
Hartford, CT 06105

Mr. Gareau serves as President and Chief Investment Officer of HIMCO. Previously he served as Executive Vice President and Chief Investment Officer of The Hartford from 1993-1996, as Senior Vice President and Chief Investment Officer/Property-Casualty Division (September, 1992 - April, 1993) and as Vice President (October, 1987 - September, 1992). Mr. Gareau is also a Director of HIMCO, a Director and Executive Vice President of HIFSCO and a Director of Hartford Fire Insurance Company.
WILLIAM ATCHISON O'NEILL (age  68)

Director
Box 360
East Hampton, CT 06424

The Honorable William A. O'Neill served as Governor of the State of Connecticut from 1980 until 1991. He is presently retired.

MILLARD HANDLEY PRYOR, JR. (age  65)

Director
695 Bloomfield Avenue
Bloomfield, CT 06002

Mr. Pryor has served as Managing Director of Pryor & Clark Company, Hartford, Connecticut, since June, 1992. He served as Chairman and Chief Executive Officer of Corcap, Inc. from 1988-1992. In addition, Mr. Pryor is a Director of Pryor & Clark Company, Corcap, Inc., the Wiremold Company, Hoosier Magnetics, Inc., Infodata Systems, Inc. and Pacific Scientific Corporation.

LOWNDES ANDREW SMITH* (age  59)
Director and Chairman
P.O. Box 2999
Hartford, CT 06104-2999

Mr. Smith has served as Vice Chairman of The Hartford Financial Services Group, Inc. since February, 1997, as President and Chief Executive Officer of Hartford Life, Inc. since February, 1997, and as President and Chief Operating Officer of The Hartford Life Insurance Companies since January, 1989. He was formerly Senior Vice President and Group Comptroller of The Hartford Insurance Group from 1987-1989. He has been a Director of Connecticut Children's Medical Center since 1993, a Director of American Counsel of Life Insurance from 1993-1996 and a Director of Insurance Marketplace Standards Association from 1996 to present. He is also a member of the ACLI Directors Council. Mr. Smith is also President and a Director of HIFSCO.

JOHN KELLEY SPRINGER (age  67)
Director
225 Asylum Avenue
Hartford, CT 06103

Mr. Springer currently serves as Chairman of Medspan, Inc. From 1986 to 1997 he served as Chief Executive Officer of Connecticut Health System, Inc. Formerly, he served as the Chief Executive Officer of Hartford Hospital, Hartford, Connecticut (June, 1976 - August, 1989). He is also a Director of Hartford Hospital, and CHS Insurance Ltd. (Chairman).

PETER CUMMINS (age  61)
Vice President
P. O. Box 2999
Hartford, CT 06104-2999

Mr. Cummins has served as Senior Vice President since 1997 and Vice President since 1989 of sales and marketing of the Individual Life and Annuity Division of The Hartford Life Insurance Company. He is also a Director and Vice President of HIFSCO.

JOHN PHILLIP GINNETTI (age  53)
Vice President

P.O. Box 2999
Hartford, CT 06104-2999

Mr. Ginnetti has served as Executive Vice President and Director of Asset Management Services, a division of The Hartford Life Insurance Company, since 1994. From 1988 to 1994 he served as Senior Vice President and Director of the Individual Life and Annuities Division, also a division of The Hartford Life Insurance Company.

ANDREW WILLIAM KOHNKE (age  40)
Vice President
55 Farmington Avenue
Hartford, CT 06105

Mr. Kohnke serves as Managing Director and a Director of HIMCO. Previously he served as Vice President of HIMCO (1986-1996) and Investment Manager for HIMCO (1983-1986). Mr. Kohnke is also a Director and Managing Director of HIMCO and a Director and Vice President of HIFSCO.

THOMAS MICHAEL MARRA (age  40)
Vice President
P.O. Box 2999
Hartford, CT 06104-2999

Mr. Marra has served as an Executive Vice President since 1996, and as Senior Vice President and Director since 1994 of the Individual Life and Annuity Division of The Hartford Life Insurance Company. Mr. Marra is also a Director and Executive Vice President of HIFSCO. Mr. Marra joined The Hartford Life Insurance Company in 1980.

CHARLES MINER O'HALLORAN (age  51)
Vice President and Secretary
Hartford Plaza
Hartford, CT 06115

Mr. O'Halloran has served as Senior Vice President since January, 1998, Corporate Secretary since 1996, Vice President since 1994 and Senior Associate General Counsel since 1988 of The Hartford Financial Services Group, Inc. Mr. O'Halloran is also a Director, Secretary and General Counsel of HIMCO and a Director of HIFSCO.

GEORGE RICHARD JAY (age  46)
Controller and Treasurer
P.O. Box 2999
Hartford, CT 06104-2999

Mr. Jay has served as Secretary and Director, Life and Equity Accounting and Financial Control, of The Hartford Life Insurance Company since 1987.

KEVIN J. CARR (age  44)
Assistant Secretary and Counsel
55 Farmington Avenue
Hartford, CT 06105

Mr. Carr has served as Counsel since November 1996 and Associate Counsel since November 1995, of The Hartford Financial Services Group, Inc. Formerly he served as Counsel of Connecticut Mutual Life Insurance Company from March 1995 to November 1995, Associate Counsel of 440 Financial Group of Worcester from 1994 to 1995 and Corporate Counsel-General Manager of Parker Media, a Hartford-based publishing company, from 1990-1994. Mr. Carr is also an Assistant Secretary of HIFSCO.

CHRISTOPHER JAMES COSTA (age 34)
Assistant Secretary
P.O. Box 2999
Hartford, CT 06104-2999

Mr. Costa has served as the Tax Manager of The Hartford-Sponsored Mutual Funds since July 1996. Formerly he served as the Tax Manager and Assistant Treasurer of The Phoenix Mutual Funds from June 1994 to June 1996 and as a Tax Consultant with Arthur Andersen LLP from September 1990 to June 1994.

         An Audit Committee and Nominating Committee have been appointed for the Company. Each Committee is made up of those directors who are not "interested persons" of the Company.

         All board members and officers of the Company are also board members and officers of the following registered investment companies: Hartford Capital Appreciation HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., Hartford Small Company HLS Fund, Inc. and Hartford Series Fund, Inc. Shares of each of these investment companies are offered to and may only be purchased by holders of variable annuity and variable life insurance contracts issued by The Hartford and its affiliates. Each of the Directors and principal officers affiliated with the Company who is also an affiliated person of HIFSCO, HIMCO or Wellington Management is named above, together with the capacity in which such person is affiliated with the Company, HIFSCO, HIMCO or Wellington Management.

COMPENSATION OF OFFICERS AND DIRECTORS. The Company pays no salaries or compensation to any of its officers or directors affiliated with The Hartford. The chart below sets forth the fees paid or expected to be paid by the Company to the non-interested Directors and certain other information:


                              JOSEPH A.     WINIFRED E.     WILLIAM A.      MILLARD H.        JOHN K.
                               BIERNAT        COLEMAN         O'NEILL          PRYOR         SPRINGER


COMPENSATION RECEIVED             $6,100         $6,100          $6,100          $6,100          $6,100
FROM COMPANY


PENSION OR RETIREMENT                 $0             $0              $0              $0              $0
BENEFITS ACCRUED AS FUND
EXPENSE


TOTAL COMPENSATION FROM          $23,250        $23,250         $23,250         $23,250         $23,250
COMPANY AND COMPLEX PAID
TO DIRECTORS*


         *As of December 31, 1997, there were twenty-one funds in the Complex.

Other Information about the Company. The Company was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 4.2 billion shares of common stock, par value $0.001 per share (Common Stock). The shares of Common Stock are divided into twelve series: Small Company Fund (300,000,000 shares); Capital Appreciation Fund (300,000,000 shares); MidCap Fund (300,000,000 shares); International Opportunities Fund (300,000,000 shares); Global Leaders Fund (300,000,000 shares); Stock Fund (300,000,000 shares); Growth and Income Fund (300,000,000 shares); Dividend and Growth Fund (300,000,000 shares); Advisers Fund (400,000,000 shares); High Yield Fund (300,000,000 shares) Bond Income Strategy Fund (300,000,000 shares) and Money Market Fund (800,000,000 shares). The Board of Directors may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the Fund. The Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the Directors have authorized the issuance of four classes of shares of each of the Funds designated in each instance as Class A, Class B, Class C and Class Y shares.

     As of August 31, 1998, the following persons held an interest in the following Funds equal to 5% or more of such Fund's outstanding shares.

                                          Class A   Class B   Class C   Class Y
                                          -------   -------   -------   -------

SMALL COMPANY FUND
------------------

HL Investment Advisors                              24.47%
Hartford, CT

Edward D. Jones & Co.                     46.95%    12.12%     25.57%
For the Sole Benefit of Its Customers
Maryland Heights, MO

Donaldson Lufkin Jenrette Securities Corp. Inc.                28.87%
For the Sole Benefit of Its Customers
Jersey City, NJ

Dain Rauscher Custodian for                                    10.14%
William K. Records
Rocky Ford, CO

Lindley H. Scarff Custodian for                                6.68%
James Edwin Scarff
Fayetteville, GA

Lindley H. Scarff Custodian for                                 5.56%
Hunter Backland Scarff
Fayetteville, GA

Bankers Trust Company, Trustee                                           87.69%
The Hartford Investment & Savings Plan
Jersey City, NJ

Wellington Management 401k Plan                                           7.76%
Boston, MA


CAPITAL APPRECIATION FUND

Edward D. Jones & Co.                     40.95%    11.03%     15.62%
For the Sole Benefit of Its Customers
Maryland Heights, MO

Bankers Trust Company, Trustee                                           78.74%
The Hartford Investment & Savings Plan
Jersey City, NJ

Wellington Management 401k Plan                                          16.08%
Boston, MA

Planco Inc. Profit Sharing Trust                                          5.18%
Plance Inc. Employees Ongoing
Paoli, PA


MIDCAP FUND

HL Investment Advisors                    13.55%    10.56%      5.97%    12.17%
Hartford, CT

Edward D. Jones & Co.                     41.99%    14.30%     18.69%
For the Sole Benefit of Its Customers
Maryland Heights, MO


                                          Class A   Class B   Class C   Class Y
                                          -------   -------   -------   -------

Donaldson Lufkin Jenrette Securities Corp. Inc.                17.02%
For the Sole Benefit of Its Customers
Jersey City, NJ

A.G. Edwards & Sons, Inc. Custodian for                        12.18%
Rachel M. Schwenke
Milwaukee, WI

J.C. Bradford & Co. Custodian for                               7.66%
Jack Ratterree Ltd. Pension Plan
Nashville, TN

Wheat, First Securities, Inc. Custodian for                     6.55%
Mary M. Sodermark
Tempe, AZ

J.C. Bradford & Co. Custodian for                               6.11%
Candi H. Lay
Nashville, TN

State Street Bank & Trust Custodian for                          5.49%
Catherine D. Baker
Bristol, CT

Bankers Trust Company, Trustee                                           76.64%
The Hartford Investment & Savings Plan
Jersey City, NJ

Wellington, Management 401k Plan                                         11.19%
Boston, MA


INTERNATIONAL OPPORTUNITIES FUND
--------------------------------

HL Investment Advisors                              13.69%               21.36%
Hartford, CT

Edward D. Jones & Co.                     70.04%    22.84%     56.35%
For the Sole Benefit of Its Customers
Maryland Heights, MO

Dain Rauscher Inc Custodian for                                10.10%
William K. Records
Eads, CO

Painewebber Custodian for                                       8.55%
Jo Wei Chen Leh
Bayside, NY

Dain Rauscher Inc Custodian for                                 6.40%
Joyce N. Berry and Cardon G. Berry
Eads, CO

Bankers Trust Company, Trustee                                           72.68%
The Hartford Investment & Savings Plan
Jersey City, NJ

Wellington, Management 401k Plan                                         27.42%
Boston, MA


STOCK FUND
----------

HL Investment Advisors                                                   77.06%
Hartford, CT

Edward D. Jones & Co.                     57.05%    14.34%      7.79%
For the Sole Benefit of Its Customers
Maryland Heights, MO

Philip Stuart Arello                                            5.15%
Birmingham, AL

Wellington, Management 401k Plan                                          9.43%
Boston, MA

Planco Inc. Profit Sharing Trust                                          6.96%
Planco Inc. Employees Discretion
Paoli, PA

Planco Inc. Profit Sharing Trust                                          6.55%
Planco Inc. Employees Ongoing
Paoli, PA


                                          Class A   Class B   Class C   Class Y
                                          -------   -------   -------   -------


GROWTH AND INCOME FUND
----------------------

HL Investment Advisors                    39.14%    36.68%      5.04%   100.00%
Hartford, CT

Edward D. Jones & Co.                     43.38%    29.35%     25.32%
For the Sole Benefit of Its Customers
Maryland Heights, MO

Donaldson Lufkin Jenrette Securities Corp. Inc.                12.91%
For the Sole Benefit of Its Customers
Jersey City, NJ

Painewebber Custodian for                                      12.88%
Charlotte De Roven
Meehanken, NJ

Raymond James & Assoc Inc. Custodian for                       10.28%
Carolyn V. Pons and J. H. Pons III
Lafayette, LA

A.G. Edwards & Sons, Inc. Custodian for                        10.26%
Rachel M. Schwenke
Milwaukee, WI

MLPF & S For the Sole Benefit of Its Customers                  6.08%
Jacksonville, FL

Robert W. Baird & Co., Inc.                                     5.16%
For the Sole Benefit of Its Customers
Milwaukee, WI


DIVIDEND AND GROWTH FUND
------------------------

Edward D. Jones & Co.                     61.12%    18.53%      8.74%
For the Sole Benefit of Its Customers
Maryland Heights, MO

J.C. Bradford & Co. Custodian For                              21.08%
D. Neal Wickham
Nashville, TN

Bankers Trust Company, Trustee                                           90.38%
The Hartford Investment & Savings Plan
Jersey City, NJ

Planco Inc. Profit Sharing Trust                                          6.37%
Planco Inc. Employees Ongoing
Paoli, PA


ADVISERS FUND
-------------

Edward D. Jones & Co.                     63.07%    19.69%     10.65%
For the Sole Benefit of Its Customers
Maryland Heights, MO

Bankers Trust Company, Trustee                                           97.11%
The Hartford Investment & Savings Plan
Jersey City, NJ


                                          Class A   Class B   Class C   Class Y
                                          -------   -------   -------   -------


BOND INCOME STRATEGY FUND
-------------------------

HL Investment Advisors                    60.05%    26.50%               23.58%
Hartford, CT

Edward D. Jones & Co.                     21.66%    14.68%     37.08%
For the Sole Benefit of Its Customers
Maryland Heights, MO

J.C. Bradford & Co. Custodian for                              10.63%
Jean W. Jackson
Nashville, TN

Patti K. Coker                                                  6.98%
Sommerton, SC

Dain Rauscher Custodian for                                     5.73%
Wayne Rose
W. Lafayette, IN

Bankers Trust Company, Trustee                                           76.42%
The Hartford Investment & Savings Plan
Jersey City, NJ


MONEY MARKET FUND
-----------------

HL Investment Advisors                    29.28%    24.23%    100.00%
Hartford, CT

                                                                         99.99%
Bankers Trust Company, Trustee
The Hartford Investment & Savings Plan
Jersey City, NJ


         Figures are not shown for the Global Leaders Fund and High Yield Fund because those Funds were not in operation as of August 31, 1998.

         The shares of the Funds are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Directors and accountants. Shares of a Fund vote together as a class on matters that affect the Fund in substantially the same manner. Matters pertaining only to one or more Funds will be voted upon only by those Funds. As to matters affecting a single class, shares of such class will vote separately. Shares of the Funds do not have cumulative voting rights. The Company and the Funds do not intend to hold annual meetings of shareholders unless required to do so by the 1940 Act or the Maryland statutes under which the Company is organized. Although Directors are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Directors. If required by applicable law, a meeting will be held to vote on the removal of a Director or Directors of the Company if requested in writing by the holders of not less than 25% of the Company's outstanding shares. Each Fund's shares are fully paid, and nonassessable and, when issued, have no preference, preemptive, conversion or similar rights and are freely transferable.

         The Company's Articles of Incorporation provide that the Directors, officers and employees of the Company may be indemnified by the Company to the fullest extent permitted by Maryland law and the federal securities laws. The Company's Bylaws provide that the Fund shall indemnify each of its Directors, officers and employees against liabilities and expenses reasonably incurred by them, in connection with, or resulting from, any claim, action, suit or proceeding, threatened against or otherwise involving such Director, officer or employee, directly or indirectly, by reason of being or having been a Director, officer or employee of the Company. Neither the Articles of Incorporation nor the Bylaws authorize the Company to indemnify any Director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

                        INVESTMENT ADVISORY ARRANGEMENTS

         The Company, on behalf of each Fund, has entered into an investment management agreement with HIFSCO. The investment management agreement provides that HIFSCO, subject to the supervision and approval of the Company's Board of Directors, is responsible for the management of each Fund. In addition, HIFSCO will provide administrative personnel, services, equipment and facilities and office space for proper operation of the Company. Although HIFSCO has agreed to arrange for the provision of additional services necessary for the proper operation of the Company, each Fund pays for these services directly.

         With respect to the Small Company Fund, Capital Appreciation Fund, MidCap Fund, International Opportunities Fund, Global Leaders Fund, Stock Fund, Growth and Income Fund, Dividend and Growth Fund and Advisers Fund, HIFSCO has entered into a investment subadvisory agreement with Wellington Management Company ("Wellington Management"). Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the Board of Directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund. With respect to the High Yield Fund, Bond Income Strategy Fund and Money Market Fund, HIFSCO has entered into an investment services agreement with HIMCO for the provision of the day-to-day investment management services.

         As provided by the investment management agreement, each Fund pays HIFSCO an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the respective Fund's average daily net asset value. HIFSCO, not any Fund, pays the subadvisory fees of Wellington Management as set forth in the Prospectus. With respect to each Fund, except for the Growth and Income Fund and Global Leaders Fund, Wellington Management will waive 100% of its fees until the assets of each Fund reach $100 million, and, thereafter, 50% of its fees until the assets of each Fund reach $500 million, and, thereafter, 25% of its fees until the assets of each Fund reach $1 billion. With respect to the Growth and Income Fund and the Global Leaders Fund, Wellington Management will waive 100% of its fee until the assets of the Fund first reach $50 million. As a corporate affiliate of HIFSCO, HIMCO is reimbursed by HIFSCO for the cost it incurs in providing investment management service to the High Yield Fund, Bond Income Strategy Fund and Money Market Fund.

         No person other than HIMCO or Wellington Management and their directors and employees regularly furnishes advice to the Funds with respect to the desirability of the Funds investing in, purchasing or selling securities. HIMCO and Wellington Management may from time to time receive statistical or other information regarding general economic factors and trends, from The Hartford and its affiliates.

         Securities held by any Fund may also be held by other funds and other clients for which HIMCO, Wellington Management or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought by HIMCO or Wellington Management for one or more clients when one or more clients are selling the same security. If purchases or sales of securities arise for consideration at or about the same time for any Fund or client accounts (including other funds) for which HIMCO or Wellington Management act as an investment adviser, (including the Funds described herein) transactions in such securities will be made, insofar as feasible, for the respective funds and other client accounts in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of HIMCO, Wellington Management or their respective affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         Each Fund has paid the following advisory fees:

         FUND NAME                                1997            1996(1)
         ---------                                ----            -----
         Small Company Fund                    $  146,564        $ 14,746
         Capital Appreciation Fund             $1,183,411        $ 18,419
         International Opportunities Fund      $  133,737        $ 12,988
         Stock Fund                            $  316,618        $ 15,357
         Dividend and Growth Fund              $  326,978        $ 13,810
         Advisers Fund                         $  675,902        $ 38,897
         Bond Income Strategy Fund             $  153,486        $ 30,076
         Money Market Fund                     $  108,150        $ 22,884

         (1)From inception date (July 22, 1996) through December 31, 1996.

         No information with respect to advisory fees is provided for the MidCap Fund, Growth and Income Fund, Global Leaders Fund and High Yield Fund because the Company did not offer those Funds for the years shown.

         Until at least April 30, 1999 HIFSCO or an affiliate of The Hartford has voluntarily and temporarily agreed to limit the expenses of each of the Funds by reimbursing each Fund after a certain level of total expenses has been incurred. The reimbursement details are disclosed in the fee table under Investor Expenses in the Prospectuses.

         Pursuant to the investment management agreement, investment subadvisory agreement and investment services agreement, neither HIFSCO, Wellington Management nor HIMCO is liable to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIFSCO, HIMCO or Wellington Management in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. Wellington Management has agreed to indemnify HIFSCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by HIFSCO to the extent resulting in whole or in part from any of Wellington Management's acts or omissions related to the performance of its duties as set forth specifically in the respective subadvisory investment agreement or otherwise from Wellington Management's willful misfeasance, bad faith or gross negligence.

         HIFSCO is principally located at 200 Hopmeadow Street, Simsbury Connecticut 06070. As of June 30, 1998, HIFSCO had approximately $1.7 billion of assets under management. HIMCO is located at 55 Farmington Avenue, Hartford, Connecticut 06105. As of June 30, 1998, HIMCO and its affiliates had approximately $56.7 billion in assets under management. HIMCO is a wholly-owned subsidiary, and HIFSCO is a majority-owned indirect subsidiary, of The Hartford Financial Services Group, Inc.

         Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of June 30, 1998, Wellington Management had investment management authority with respect to approximately $201 billion in assets. Wellington Management is a Massachusetts Limited Liability Partnership. The three managing partners of Wellington Management are Robert W. Doran, Duncan M. McFarland and John R. Ryan.

         The investment management agreement, investment subadvisory agreement and investment services agreement continue in effect for two years from initial approval and from year to year thereafter if approved annually by a vote of a majority of the Directors of the Company including a majority of the Directors who are not parties to an agreement or interested persons of any party to the contract, cast in person at a meeting called for the purpose of voting on such approval, or by holders of a majority of the applicable Fund's outstanding voting securities. The contract automatically terminates upon assignment. The investment management agreement may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of the holders of a majority of the outstanding voting securities of the applicable Fund. The investment subadvisory agreement may be terminated at any time without the payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the respective Fund, by HIFSCO upon written notice to Wellington Management, and by Wellington Management upon 90 days' written notice to HIFSCO (with respect to that Fund only). The investment services agreement may be terminated at any time without the payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the respective Fund, by HIFSCO upon 60 days' notice to HIMCO and by HIMCO upon 90 days' written notice to HIFSCO(with respect to that Fund only). The subadvisory investment agreement and investment services agreement terminate automatically upon the termination of the corresponding investment advisory agreement.

                                  FUND EXPENSES

         EXPENSES OF THE FUNDS. Each Fund pays its own expenses including, without limitation: (i) expenses of maintaining the Fund and continuing its existence, (ii) registration of the Fund under the Investment Company Act, (iii) auditing, accounting and legal expenses, (iv) taxes and interest, (v) governmental fees, (vi) expenses of issue, sale, repurchase and redemption of Fund shares, (vii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker- dealer or agent under state securities laws, (viii) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
(ix) expenses of reports to governmental officers and commissions, (x) insurance expenses, (xi) association membership dues, (xii) fees, expenses and disbursements of custodians for all services to the Fund, (xiii) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xiv) expenses for servicing shareholder accounts, (xv) any direct charges to shareholders approved by the Directors of the Fund, (xvi) compensation and expenses of Directors of the Fund who are not "interested persons" of the Fund, and (xvii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its Directors and officers with respect thereto.

                            DISTRIBUTION ARRANGEMENTS

         Hartford Securities Distribution Company, Inc. ("HSD") serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Company. HSD is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.
(NASD). Shares of each Fund are continuously offered and sold by selected broker-dealers who have executed selling agreements with HSD. Except as discussed below under Distribution Plans, HSD bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Fund bears the expenses of registering its shares with the SEC and qualifying them with state regulatory authorities. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to the Underwriting Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of a Fund. HSD is not obligated to sell any specific amount of shares of any Fund.

         HSD and its affiliates pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Company's shares and/or for the servicing of those shares. These payments ("Additional Payments") are in addition to sales commissions payable to dealers as set forth in the Prospectus. These Additional Payments may take the form of "due diligence" payments for a broker's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, HSD and its affiliates make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Funds. The Additional Payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by a broker or financial institution, or may be based on a percentage of the value of shares sold to, or held by, customers of the brokers or financial institutions involved, and may be different for different brokers or financial institutions. Furthermore, HSD and its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HSD and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of brokers or financial institutions and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations.

         HSD's principal business address is 200 Hopmeadow Street, Simsbury, Connecticut 06070. HSD was organized as a Connecticut Corporation on August 24, 1994, and is an indirect wholly-owned subsidiary of The Hartford.

                               DISTRIBUTION PLANS

         The Company has adopted separate distribution plans (the "Plans") for Class A, Class B and Class C shares of each Fund pursuant to appropriate resolutions of the Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges.

         CLASS A PLAN

         Pursuant to the Class A Plan, a Fund may compensate HSD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares. Up to 0.25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. All or any portion of this fee may be remitted to brokers who provide distribution or shareholder account services.

         CLASS B PLAN

         Pursuant to the Class B Plan, a Fund may pay HSD a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. All or any portion of such fees may be remitted to brokers who assist in the distribution of Class B shares or provide maintenance and personal services to existing Class B shareholders. HSD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HSD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HSD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HSD or its affiliates for shareholder accounts. The Class B Plan also provides that HSD will receive all contingent deferred sales charges attributable to Class B shares.

         CLASS C PLAN

         Pursuant to the Class C Plan, a Fund may pay HSD a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. All or any portion of such fees may be remitted to brokers who assist in the distribution of Class C shares or provide maintenance and personal services to existing Class C shareholders. HSD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HSD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HSD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HSD or its affiliates for shareholder accounts. The Class C Plan also provides that HSD will receive all contingent deferred sales charges attributable to Class C shares.

         GENERAL

         Distribution fees paid to HSD may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including (a) payment of initial and ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell each Fund's shares;
(b) compensation to employees of the Distributor; (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HSD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information; (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution-related expenses (including personnel of HSD) and for the provision of personal service and/or the maintenance of shareholder accounts.

         In accordance with the terms of the Plans, HSD provides to each Fund, for review by the Company's Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors' quarterly review of the Plans, they will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

         The Plans were adopted by a majority vote of the Board of Directors, including at least a majority of Directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Directors identified and considered a number of potential benefits which the Plans may provide. The Board of Directors believes that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

         For the fiscal year ended December 31, 1997, the following 12b-1 fees were paid by the Funds:

                  FUND NAME            CLASS A SHARES      CLASS B SHARES

  Small Company Fund                        $30,404            $26,356
  Capital Appreciation Fund                $255,204           $515,814
  International Opportunities Fund          $29,226            $25,922
  Stock Fund                                $77,250           $128,466
  Dividend and Growth Fund                  $77,517           $128,600
  Advisers Fund                            $127,828           $143,093
  Bond Income Strategy Fund                 $61,999            $14,074
  Money Market Fund                         $56,637            $11,455


         The entire amount of 12b-1 fees listed above were paid to broker-dealers. No information with respect to 12b-1 fees is provided for the MidCap Fund, Global Leaders Fund, Growth and Income Fund, High Yield Fund and the Class C shares of each Fund because the Company did not offer those Funds or shares as of the fiscal year ended December 31, 1997.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by the Board of Directors and HIFSCO, HIMCO and Wellington Management are primarily responsible for the investment decisions of each Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While HIMCO and Wellington Management generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest possible spread or commission. Upon instructions from the Funds, HIMCO and Wellington Management may direct brokerage transactions to broker/dealers who also sell shares of the Funds.

         HIMCO and Wellington Management will generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Money Market Fund for such purchases or sales.

         Each Fund has paid the following brokerage commissions:

         FUND NAME                                      1997            1996(1)
         ---------                                      ----            -----
         Small Company Fund                            $103,548        $  8,264
         Capital Appreciation Fund                     $748,835        $ 20,709
         International Opportunities Fund              $111,809        $ 65,362
         Stock Fund                                    $ 78,586        $  4,039
         Dividend and Growth Fund                      $101,358        $  5,471
         Advisers Fund                                 $ 95,434        $  6,412
         Bond Income Strategy Fund                          N/A             N/A
         Money Market Fund                                  N/A             N/A

         (1)From inception date (July 22, 1996) through December 31, 1996

         No information with respect to brokerage commissions is provided for the MidCap Fund, Global Leaders Fund, Growth and Income Fund and High Yield Fund because the Company did not offer those Funds as of the fiscal year ended December 31, 1997.

         While HIMCO and Wellington Management (as applicable) seek to obtain the most favorable net results in effecting transactions in a Fund's portfolio securities, dealers who provide supplemental investment research to HIMCO or Wellington Management may receive orders for transactions from HIMCO or Wellington Management. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of HIMCO or Wellington Management, a Fund will be benefited by such supplemental research services, HIMCO and Wellington Management are authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by HIMCO and Wellington Management under the investment advisory agreement or the sub-investment advisory agreement. The expenses of HIMCO and Wellington Management will not necessarily be reduced as a result of the receipt of such supplemental information. HIMCO and Wellington Management may use such supplemental research in providing investment advice to portfolios other than those for which the transactions are made. Similarly, the Funds may benefit from such research obtained by HIMCO and Wellington Management for portfolio transactions for other clients.

         Investment decisions for the Funds will be made independently from those of any other clients that may be (or in the future may be) managed by HIMCO, Wellington Management or their affiliates. If, however, accounts managed by HIMCO or Wellington Management are simultaneously engaged in the purchase of the same security, then, pursuant to general authorization of the Company's Board of Directors, available securities may be allocated to each Fund or other client account and may be averaged as to price in whatever manner HIMCO or Wellington Management deems to be fair. Such allocation and pricing may affect the amount of brokerage commissions paid by each Fund. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of the shares of each Fund is determined by Hartford Life Insurance Company, ("Hartford Life") an affiliate of The Hartford, in the manner described in the Funds' Prospectus. The Funds will be closed for business and will not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities held by each Fund other than the Money Market Fund will be valued as follows: Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term securities held in the Money Market Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other Funds' short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

         Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale took place on such day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' Board of Directors.

         The net asset value per share of the Money Market Fund is determined by using the amortized cost method of valuing its portfolio instruments. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. For all Funds, securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value.

         The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The Company's Board of Directors periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the Board of Directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the Board of Directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities).

         A Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per share. A Fund's offering price per Class C share is determined by adding the initial sales charge to the net asset value per share. Class B, Class Y shares and the Class A shares of the Money Market Fund are offered at net asset value without the imposition of an initial sales charge.

                        PURCHASE AND REDEMPTION OF SHARES

         For information regarding the purchase of Fund shares, see "About Your Account -- How to Buy Shares" in the Funds' Prospectus.

         For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "About Your Account -- How to Redeem Shares" in the Funds' Prospectus.

         RIGHTS OF ACCUMULATION. Each Fund offers to all qualifying investors Rights of Accumulation under which investors are permitted to purchase Class A shares of any Funds of the Company at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any Funds of the Company and the current account value of the Director variable annuity or variable life contracts issued by affiliates of The Hartford. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. A family member is a spouse, parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. The Transfer Agent must be notified by you or your broker each time a qualifying purchase is made.

         LETTER OF INTENT. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (LOI). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of the Company owned by the shareholder. Such value is determined based on the public offering price on the date of the LOI. During the term of an LOI, Boston Financial Data Services, Inc. ("BFDS"), the Company's transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to BFDS an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by BFDS pay such difference in sales charge, BFDS will redeem an appropriate number of escrowed shares in order to realize such difference. The Letter of Intent may be backdated up to 90 days. Additional information about the terms of the Letter of Intent are available from your registered representative or from BFDS at 1-888-843-7824.

         SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares and Money Market Fund shares not subject to a CDSC (except as noted below) of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 per Fund or more will be sent to the applicant, or any person designated by him, monthly or quarterly. SWP's for Class B and Class C shares of a Fund and any Money Market Fund shares subject to a CDSC are permitted only for redemptions limited to no more than 12% of the original value of the account per year.

         Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

         The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

         Special Redemptions. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Directors. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90 day period for any one account.

SUSPENSION OF REDEMPTIONS

         A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Securities and Exchange Commission may permit for the protection of investors.

                             INVESTMENT PERFORMANCE

MONEY MARKET FUND

         In accordance with regulations prescribed by the SEC, the Company is required to compute the Money Market Fund's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

         The SEC also permits the Company to disclose the effective yield of the Money Market Fund for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

         For the seven-day period ending December 31, 1997, the Money Market Fund's annualized yield for Class A, Class B and Class Y shares was 4.80%, 3.87% and 5.23% respectively. For the same period, the effective yield for Class A, Class B and Class Y shares was 4.91%, 3.94% and 5.36% respectively. The Class C shares did not have investment performance for the same period because the Company did not offer Class C shares at that time.

         The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, and its operating expenses.

OTHER FUNDS

         STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. Average annual total return quotations for Class A, Class B, Class C and Class Y shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                  P(1+T)n = ERV

Where:
P        =    a hypothetical initial payment of               n        =    number of years
              $1,000, less the maximum sales load                           ERV    =       ending
              applicable to a Fund                                          redeemable value of the hypothetical
              T =       average                                             $1,000 initial payment made at the
              annual total return                                           beginning of the designated period (or
                                                                            fractional portion thereof)

         The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         One of the primary methods used to measure performance is "total return." "Total return" will normally represent the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations will assume the deduction of the maximum sales charge and usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return calculations that do not reflect the reduction of sales charges will be higher than those that do reflect such charges.

         Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

         Each Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising are calculated by standard methods prescribed by the SEC.

         The charts below set forth certain performance information as of June 30, 1998 for the Class A, Class B and Class Y shares of each Fund, except as noted, which is adjusted to reflect the maximum sales charge and the account fees of each Class. Past performance is no guarantee and is not necessarily indicative of future performance of the shares. The actual annual returns for the shares may vary significantly from the past and future performance. Investment returns and the value of the shares will fluctuate in response to market and economic conditions as well as other factors and shares, when redeemed, may be worth more or less than their original cost. Total returns are based on capital changes plus reinvestment of all distributions for the time periods noted in the charts below. Total return of the shares would have been lower without the expense limitation effected by HIFSCO. Figures are not shown for the Global Leaders Fund, High Yield Fund, Class A and Class B shares of the Growth and Income Fund and the Class C shares of each Fund because none had investment performance for the period ended June 30, 1998.

Average annual total return based on the value of a $1,000 Investment in the Class A, Class B and Class Y Shares of the Small Company Fund
(Date of Inception: July 22, 1996):

                             One Year                       Since Inception
               ---------------------------------  ---------------------------------
                 Total Return     Total Return      Total Return     Total Return
               ---------------- ----------------  ---------------- ----------------
               (excluding sales (including sales  (excluding sales (including sales
                   charge)          charge)           charge)            charge)

Class A Shares     18.22%           11.72%            22.58%           19.05%
Class B Shares     17.45%           12.45%            21.80%           20.08%
Class Y Shares     18.73%             N/A             23.17%             N/A


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B and Class Y Shares of the Capital Appreciation Fund
(Date of Inception: July 22, 1996):

                             One Year                       Since Inception
               ---------------------------------  ---------------------------------
                 Total Return     Total Return      Total Return     Total Return
               ---------------- ----------------  ---------------- ----------------
               (excluding sales (including sales  (excluding sales (including sales
                   charge)          charge)           charge)            charge)

Class A Shares     20.61%           13.98%            51.92%           47.56%
Class B Shares     19.76%           14.76%            50.95%           49.54%
Class Y Shares     21.06%             N/A             52.60%             N/A



Average annual total return based on the value of a $1,000 Investment in the Class A, Class B and Class Y Shares of the MidCap Fund
(Date of Inception: December 31, 1997):


                             One Year                       Since Inception
               ---------------------------------  ---------------------------------
                 Total Return     Total Return      Total Return     Total Return
               ---------------- ----------------  ---------------- ----------------
               (excluding sales (including sales  (excluding sales (including sales
                   charge)          charge)           charge)            charge)

Class A Shares     N/A              N/A               14.80%           8.49%
Class B Shares     N/A              N/A               14.40%           9.40%
Class Y Shares     N/A              N/A               15.00%            N/A


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B and Class Y Shares of the International Opportunities Fund (Date of Inception: July 22, 1996):

                             One Year                       Since Inception
               ---------------------------------  ---------------------------------
                 Total Return     Total Return      Total Return     Total Return
               ---------------- ----------------  ---------------- ----------------
               (excluding sales (including sales  (excluding sales (including sales
                   charge)          charge)           charge)            charge)

Class A Shares     7.08%            1.19%             12.87%             9.63%
Class B Shares     6.44%            1.44%             12.13%            10.27%
Class Y Shares     7.60%             N/A              13.42%              N/A



Average annual total return based on the value of a $1,000 Investment in the Class A, Class B and Class Y Shares of the Growth and Income Fund
(Date of Inception: April 30, 1998):


                             One Year                       Since Inception
               ---------------------------------  ---------------------------------
                 Total Return     Total Return      Total Return     Total Return
               ---------------- ----------------  ---------------- ----------------
               (excluding sales (including sales  (excluding sales (including sales
                   charge)          charge)           charge)            charge)

Class A Shares     N/A              N/A               1.50%             (4.08)%
Class B Shares     N/A              N/A               1.40%             (3.60)%
Class Y Shares     N/A              N/A               1.60%               N/A


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B and Class Y Shares of the Stock Fund
(Date of Inception: July 22, 1996):

                             One Year                       Since Inception
               ---------------------------------  ---------------------------------
                 Total Return     Total Return      Total Return     Total Return
               ---------------- ----------------  ---------------- ----------------
               (excluding sales (including sales  (excluding sales (including sales
                   charge)          charge)           charge)            charge)

Class A Shares     31.89%           24.64%            37.38%            33.43%
Class B Shares     30.94%           25.94%            36.42%            34.87%
Class Y Shares     32.41%             N/A             37.97%              N/A


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B and Class Y Shares of the Dividend and Growth Fund
(Date of Inception: July 22, 1996):

                             One Year                       Since Inception
               ---------------------------------  ---------------------------------
                 Total Return     Total Return      Total Return     Total Return
               ---------------- ----------------  ---------------- ----------------
               (excluding sales (including sales  (excluding sales (including sales
                   charge)          charge)           charge)            charge)

Class A Shares     21.43%           14.75%            29.79%            26.06%
Class B Shares     20.69%           15.69%            28.90%            27.27%
Class Y Shares     21.98%             N/A             30.32%              N/A



Average annual total return based on the value of a $1,000 Investment in the Class A, Class B and Class Y Shares of the Advisers Fund
(Date of Inception: July 22, 1996):

                             One Year                       Since Inception
               ---------------------------------  ---------------------------------
                 Total Return     Total Return      Total Return     Total Return
               ---------------- ----------------  ---------------- ----------------
               (excluding sales (including sales  (excluding sales (including sales
                   charge)          charge)           charge)            charge)

Class A Shares     23.08%           16.31%            26.06%            22.43%
Class B Shares     22.27%           17.27%            25.19%            23.51%
Class Y Shares     23.65%             N/A             26.64%              N/A


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B and Class Y Shares of the Bond Income Strategy Fund
(Date of Inception: July 22, 1996):

                             One Year                       Since Inception
               ---------------------------------  ---------------------------------
                 Total Return     Total Return      Total Return     Total Return
               ---------------- ----------------  ---------------- ----------------
               (excluding sales (including sales  (excluding sales (including sales
                   charge)          charge)           charge)            charge)

Class A Shares     11.03%           6.03%             10.64%            8.04%
Class B Shares     10.28%           5.28%              9.84%            7.93%
Class Y Shares     11.54%            N/A              11.15%             N/A


Average annual total return based on the value of a $1,000 Investment in the Class A, Class B and Class Y Shares of the Market Fund
(Date of Inception: Class A and Class Y Shares, July 22, 1996; Class B Shares, August 22, 1997):

                             One Year                       Since Inception
               ---------------------------------  ---------------------------------
                 Total Return     Total Return      Total Return     Total Return
               ---------------- ----------------  ---------------- ----------------
               (excluding sales (including sales  (excluding sales (including sales
                   charge)          charge)           charge)            charge)

Class A Shares     4.78%            N/A               4.71%               N/A
Class B Shares      N/A             N/A               3.47%             (1.53)%
Class Y Shares     5.26%            N/A               5.26%               N/A


     Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see "Dividends, Capital Gains and Taxes" in the Funds' Prospectus).

         Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

         STANDARDIZED YIELD QUOTATIONS. The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                    a-b     6
                                 2[(---)+ 1)  - 1]
                                    cd

Where:
a  =  net investment income                 c   =  the average daily number of
      earned during the period                     shares of the subject class
      attributable to the subject class            outstanding during the period
                                                   that were entitled to receive
                                                   dividends
b  =  net expenses accrued for the period   d   =  the maximum offering price
      attributable to the subject class            per share of the subject

         Net investment income will be determined in accordance with rules established by the SEC. The price per share of Class A shares will include the maximum sales charge imposed on purchases of Class A shares which decreases with the amount of shares purchased, and the price per share of Class C shares will include the sales charge imposed on purchases of Class C shares.

         For the thirty-day period ended December 31, 1997, the Bond Income Strategy Fund's 30-day yield for Class A, Class B and Class Y was 5.17%, 4.71% and 5.87%, respectively. The Class C shares did not have investment performance for the same period because the Company did not offer Class C shares at that time.

         NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

         GENERAL INFORMATION. From time to time, the Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

         The Standard & Poor's MidCap 400 Index is designed to represent price movements in the mid cap U.S. equity market. It contains companies chosen by the Standard & Poors Index Committee for their size, liquidity and industry representation. None of the companies in the S&P 400 overlap with those in the S&P 500 Index or the S&P 600 Index. Decisions about stocks to be included and deleted are made by the Committee which meets on a regular basis. S&P 400 stocks are market cap weighted; each stock influences the Index in proportion to its relative market cap. REITs are not eligible for inclusion. The range of capitalization of companies in the Index as of December 29, 1995 was $118 million to $7 billion. The inception year of the S&P MidCap 400 Index is 1982. The Index is rebalanced as needed. S&P 400 companies which merge or are acquired are immediately replaced in the Index; other companies are replaced when the Committee decides they are no longer representative.

         The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. Stock Market.

         The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poors Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion.

         The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

         The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

         The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

         The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the Index. Only common stocks are included in the Index. REITs are eligible for inclusion.

         The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

         The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product (GDP). These weights are modified on July 1st of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end. The series with net dividends reinvested take into account those dividends net of withholding taxes retained at the source of payment.

         The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

         In addition, from time to time in reports and promotions: (1) a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (b) Morningstar, Inc., another widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund; (3) other statistics such as GNP, and net import and export figures derived form governmental publications, e.g., The Survey of Current Business or other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes to the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (5) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (6) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

         Each Fund's investment performance may be advertised in various financial publications, newspapers, magazines including the following:

Across the Board             Forbes                                                             Money
Advertising Age              Fortune                                         Morningstar, Inc.
Adviser's Magazine           Hartford Courant                                Nation's Business
Adweek                       Inc                                             National Underwriter
Agent                        Independent Business                            New Choices (formerly 50 Plus)
American Banker              Institutional Investor                          New England Business
American Agent and Broker    Insurance Forum                                 New York Times
Associated Press             Insurance Advocate Independent                  Pension World
Barron's                     Insurance Review Investor's                     Pensions & Investments
Best's Review                Insurance Times                                 Professional Insurance Agents
Bloomberg                    Insurance Week                                  Professional Agent
Broker World                 Insurance Product News                          Registered Representative
Business Week                Insurance Sales                                 Reuter's
Business Wire                Investment Dealers Digest                       Rough Notes
Business News Features       Investment Advisor                              Round the Table
Business Month               Journal of Commerce                             Service
Business Marketing           Journal of Accountancy                          Success
Business Daily               Journal of the American Society of CLU & ChFC   The Standard
Business Insurance           Kiplinger's Personal Finance                    The Boston Globe
California Broker            Knight-Ridder                                   The Washington Post
Changing Times               Life Association News                           Tillinghast
Consumer Reports             Life Insurance Selling                          Time
Consumer Digest              Life Times                                      U.S. News & World Report
Crain's                      LIMRA's MarketFacts                             U.S. Banker
Dow Jones News Service       Lipper Analytical Services, Inc.                United Press International
Economist                    MarketFacts                                     USA Today
Entrepreneur                 Medical Economics                               Value Line
Entrepreneurial Woman                                                        Wall Street Journal
Financial Services Week                                                      Wiesenberger Investment
Financial World                                                              Working Woman
Financial Planning
Financial Times

         From time to time the Company may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

                                      TAXES

         Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net short-term and long-term capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

         Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

         If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

         Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Funds anticipate that they generally will not qualify to pass such foreign taxes and any associated tax deductions or credits through to their shareholders, who therefore generally will not report such amounts on their own tax returns.

         For Federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and would not be distributed as such to shareholders.

         Each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

         Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options, and forward transactions.

         Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

         The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

         A Fund may recognize gain with respect to appreciated stock, debt, and partnership interests upon entering into short sales, offsetting notional principal contracts, futures, forwards, and options with respect to the same or substantially identical property.

         Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Funds' prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

         At the time of an investor's purchase of shares of a Fund (other than Money Market Fund), a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

         Upon a redemption of shares of a Fund, other than Money Market Fund, (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, will be taxed depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends or capital gain distributions automatically. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend and distributed and designated by the Fund may be treated as qualifying dividends. The holding period for dividends on preferred stock is 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund.

         STATE AND LOCAL. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                                    CUSTODIAN

         Portfolio securities of each Fund are held pursuant to a Custodian Agreement between the Company and State Street Bank and Trust Company.

                             TRANSFER AGENT SERVICES

         Boston Financial Data Services, 66 Brooks Drive, Braintree, MA 02184, is the transfer agent for each Fund.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The financial statements and financial highlights as of December 31, 1997 and for the year then ended, included in this Registration Statement, have been audited by Arthur Andersen LLP, independent public accountants, as stated in their report appearing herein.

                                OTHER INFORMATION

         The Hartford has granted the Company the right to use the name, "The Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the Company and the Funds at any time, or to grant the use of such name to any other company.

                 FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

     The financial statements and financial highlights of the Company as of and for the year ended December 31, 1997, together with the notes thereto and report of Arthur Andersen LLP, independent public accountants, are attached to this Statement of Additional Information. The unaudited financial statements and financial highlights of the Company as of and for the six months ended June 30, 1998, together with the notes thereto, are also attached to this Statement of Additional Information.

                                    APPENDIX

         The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

         MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

         STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

         AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

         A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the considerable investment strength but are not entirely free from adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

         BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

         Purchases of corporate debt securities used for short-term investment, generally called commercial paper, will be limited to the top two grades of Moody's, Standard & Poor's, Duff & Phelps, Fitch Investor Services and Thomson Bank Watch or other NRSROs (nationally recognized statistical rating organizations) rating services and will be an eligible security under Rule 2a-7.

         MOODY'S

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         STANDARD & POOR'S

         The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

         -        Liquidity ratios are adequate to meet cash requirements.

         Liquidity ratios are basically as follows, broken down by the type of issuer:

                  Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

                  Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

                  Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

         - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

         - The issuer has access to at least two additional channels of borrowing.

         - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

         - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

         -        The reliability and quality of management are unquestioned.